Pacific Gas Transmission Company
FERC Gas Tariff                                       First Revised Sheet No. 12
First Revised Volume No. 1-A           Superseding
                                                           Original Sheet No. 12

--------------------------------------------------------------------------------

                              RATE SCHEDULE FTS-1
                          FIRM TRANSPORTATION SERVICE

   1.  AVAILABILITY

       This rate schedule is available to any party (hereinafter called "Shipper") qualifying for service pursuant to the Commission's Regulations contained in 18 CFR Part 284, and who has executed a Firm Transportation Service Agreement with PGT in the form contained in this FERC Gas Tariff First Revised Volume No. 1-A.

   2.  APPLICABILITY AND CHARACTER OF SERVICE

       This rate schedule shall apply to firm gas transportation services performed by PGT for Shipper pursuant to the executed Firm Transportation Service Agreement between PGT and Shipper. PGT shall receive from Shipper such daily quantities of gas up to the Shipper's Maximum Daily Quantity as specified in the executed Firm Transportation Service Agreement between PGT and Shipper plus the required quantity of gas for fuel and line loss associated with service under this Rate Schedule FTS-1 and redeliver an amount equal to the quantity received less the required quantity of gas for fuel and line loss. This transportation service shall be firm and not subject to curtailment or interruption except as provided in the Transportation General Terms and Conditions.

       Firm transportation service shall be subject to all provisions of the executed Firm Transportation Service Agreement between PGT and Shipper and the applicable Transportation General Terms and Conditions.

   3.  RATES

       Shipper shall pay PGT each month the sum of the Reservation Charge, applicable Reservation Surcharge, the Firm Transportation Charge and other applicable surcharges for the quantities of natural gas delivered. The rate(s) and the Maximum Daily Quantity set forth in PGT's current Statement of Effective Rates and Charges for Transportation of Natural Gas in this FERC Gas Tariff First Revised Volume No. 1-A are applied to transportation service rendered under this rate schedule.

                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: JULY    29, 1994                        Effective: SEPTEMBER 01, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                       First Revised Sheet No. 13
First Revised Volume No. 1-A           Superseding
                                                           Original Sheet No. 13

--------------------------------------------------------------------------------

                              RATE SCHEDULE FTS-1
                          FIRM TRANSPORTATION SERVICE
                                  (Continued)

3.RATES (Continued)

       3.1   Reservation Charge

             The monthly Reservation Charge shall be the currently effective rate times the distance, in pipeline miles, from the point(s) of receipt to the point(s) of delivery times the Shipper's Maximum Daily Quantity delivered.

       3.2   Reservation Surcharge

             Shippers converting to firm transportation under Rate Schedule FTS-1 from Rate Schedules T-2 or T-3 of PGT's Second Revised Volume No. 1 tariff shall pay a Reservation Surcharge. The Reservation Surcharge shall be calculated in the following manner: The currently effective T-2 or T-3 Reservation Surcharge Rate times the distance, in pipeline miles, from the point(s) of receipt to the point(s) of delivery times the Shipper's Maximum Daily Quantity delivered. The Reservation Surcharge Rates are stated on the Statement of Effective Rates and Charges of PGT's First Revised Volume No. 1-A tariff.

             Shipper's obligation to pay the Reservation Charge and applicable Reservation Surcharge is independent of Shipper's ability to obtain export authorization from the National Energy Board of Canada, Canadian provincial removal authority, and/or import authorization from the United States Department of Energy, and shall begin with the execution of the Firm Transportation Service Agreement by both parties. The Reservation Charge and Reservation Surcharge due and payable shall be computed beginning in the month in which service is first available (prorated if beginning in the month in which service is available on a date other than the first day of the month). Thereafter, the monthly Reservation Charge and Reservation Surcharge shall be due and payable each month during the Initial (and Subsequent) Term(s) of the Shipper's executed Firm Transportation Service Agreement and is unaffected by the quantity of gas transported by PGT to Shipper's delivery point(s) in any month except as provided for in Paragraphs 3.10 and 3.11 of this rate schedule.

                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: JULY    29, 1994                        Effective: SEPTEMBER 01, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                       First Revised Sheet No. 14
First Revised Volume No. 1-A         Superseding
                                                           Original Sheet No. 14

--------------------------------------------------------------------------------

                              RATE SCHEDULE FTS-1
                          FIRM TRANSPORTATION SERVICE
                                  (Continued)

   3.  RATES (Continued)

       3.3   Firm Transportation Charge

             The monthly Firm Transportation Charge shall be the product of the following:

             (a) The quantities of gas (excluding Authorized Overruns) delivered during the month (MMBtu);

             (b) An amount no less than the Minimum Delivery Rate, nor greater than the Maximum Delivery Rate set forth in the Statement of Effective Rates and Charges for Transportation of Natural Gas in this FERC Gas Tariff First Revised Volume No. 1-A; and

             (c) The distance, in pipeline miles, from the point(s) of receipt to the point(s) of delivery.

       3.4   Delivery Rate Surcharge

             Shippers converting from Rate Schedules T-2 or T-3 of PGT's Second Revised Volume No. 1 tariff shall receive a credit calculated as the product of the applicable Delivery Rate Surcharge, the quantities of gas delivered during the month and the distance, in pipeline miles, from the point(s) of receipt to the point(s) of delivery. The Delivery Rate Surcharges are stated on the Statement of Effective Rates and Charges of PGT's First Revised Volume No. 1-A Tariff.

       3.5 Shipper shall pay the Maximum Monthly Reservation Charge, applicable Reservation Surcharge, and the Maximum Delivery Rate for service under this rate schedule unless PGT offers to discount the Monthly Reservation Charge, Reservation Surcharge or the Delivery Rate or all to Shipper under this rate schedule. If PGT elects to discount the Monthly Reservation Charge, Reservation Surcharge or the Delivery Rate or all, PGT shall, up to forty-eight (48) hours prior to such discount, by written notice, advise Shipper of the effective date of such charges and the quantity of gas so affected; provided, however, such discount shall not be anticompetitive or unduly discriminatory between individual shippers. The rates for service under this rate schedule shall not be discounted below the Minimum Monthly Reservation Charge, the Minimum Delivery Rate, and applicable GSR and ACA Surcharges.

                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: JULY    29, 1994                        Effective: SEPTEMBER 01, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                  Substitute Revised Sheet No. 15
First Revised Volume No. 1-A         Superseding
                                                           Original Sheet No. 15

--------------------------------------------------------------------------------

                              RATE SCHEDULE FTS-1
                          FIRM TRANSPORTATION SERVICE
                                  (Continued)

   3.  RATES (Continued)

       3.6   Gas Supply Restructuring (GSR) Transition Cost Surcharge

             Shipper shall pay a GSR Transition Cost Surcharge for PGT's approved GSR costs as defined in Paragraph 30 of the Transportation General Terms and Conditions. This surcharge is stated on the Statement of Effective Rates and Charges and is defined in Paragraph 30 of the Transportation General Terms and Conditions. The surcharge shall be the product of the surcharge rate, the quantities of gas delivered during the month and the distance in pipeline miles from the point(s) of receipt to the point(s) of delivery.

             This surcharge shall not apply to those Shippers converting to firm transportation under this rate schedule from Rate Schedules T-2 or T-3 of PGT's Second Revised Volume No. 1 and which are Supporting Parties to the FERC-approved settlement in Docket No. RS92-46-000 for as long as these services are charged incremental rates. T-1 Shippers are also exempt from this surcharge, with the exception of Washington Natural Gas Company, per the provisions of Paragraph 30.5(d).

       3.7 Backhauls or upstream deliveries shall be subject to the same charges as forward haul or downstream transportation arrangements except that no gas shall be retained by PGT for compressor station fuel, line loss and other unaccounted-for gas.

       3.8   Direct Bills

             PG&E shall pay a Direct Bill for 100% of the costs allocated to the Direct Bill portion of Approved Gas Supply Restructuring (GSR) Costs excluding the amount to be collected from the Northwest Shippers as defined in Paragraph 30 of the Transportation General Terms and Conditions and credited against the Direct Bill portion of Approved GSR Costs as defined in Paragraph 30 of the Transportation General Terms and Conditions. In accordance with Paragraph 30.5(b) of the Transportation General Terms and Conditions, PG&E may select one of three payment plans as shown on the Statement of Rates and Charges for Transportation of Natural Gas.

                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: DECEMBER  10, 1993                       Effective: NOVEMBER 15, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RP94-24-000          , dated NOVEMBER 12, 1993

Pacific Gas Transmission Company
FERC Gas Tariff                                            Original Sheet No. 16
First Revised Volume No. 1-A

--------------------------------------------------------------------------------

                              RATE SCHEDULE FTS-1
                          FIRM TRANSPORTATION SERVICE
                                  (Continued)

   3.  RATES (Continued)

       3.9   Capacity Release

             (a)  Releasing Shippers:

                       Shipper shall have the option to release capacity pursuant to the provisions of PGT's capacity release program as specified in the Transportation General Terms and Conditions. Shipper may release its capacity, up to Shipper's Maximum Daily Quantity under this rate schedule, in accordance with the provisions of Paragraph 28 of PGT's Transportation General Terms and Conditions of this FERC Gas Tariff, First Revised Volume No. 1-A. Shipper shall pay a fee associated with the marketing of capacity by PGT (if applicable) in accordance with Paragraph 28 of the Transportation General Terms and Conditions. This fee shall be negotiated between PGT and the Releasing Shipper.

             (b)  Replacement Shippers:

                       Shipper may receive released capacity service under this rate schedule pursuant to Paragraph 28 of the Transportation General Terms and Conditions and is required to execute a service agreement in the form contained for capacity release under Rate Schedule FTS-1 in this First Revised Volume No. 1-A.

                       Shipper shall pay PGT each month the rates for transportation service under this rate schedule and as set forth in PGT's current Statement of Effective Rates and Charges in this First Revised Volume No. 1-A. The rates to be paid shall be the sum of the Reservation Charge, any applicable Reservation Surcharge and GSR Transition Cost Surcharge, Delivery Rate and other applicable surcharges or penalties.

                       The rates paid by Shipper receiving capacity release transportation service shall be adjusted as provided on Exhibit R in the executed Transportation Service Agreement For Capacity Release between PGT and Shipper.

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: AUGUST    02, 1993                       Effective: NOVEMBER 01, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-46-000, et al. , dated JULY      12, 1993

Pacific Gas Transmission Company
FERC Gas Tariff                                      First Revised Sheet No. 16A
First Revised Volume No. 1-A         Superseding
                                                          Original Sheet No. 16A

--------------------------------------------------------------------------------

                              RATE SCHEDULE FTS-1
                          FIRM TRANSPORTATION SERVICE
                                  (Continued)

3.10   Reservation Charge Credit - Malin Primary Delivery Point

             If PGT fails to deliver to Malin, Oregon ninety-five percent (95%) or more of the aggregate Confirmed Daily Nominations (as hereinafter defined) of all Shippers with a Malin primary delivery point receiving service under this rate schedule (hereinafter referred to as the "Non-Deficiency Amount") for more than twenty-five (25) days in any given Contract Year, then for each day during that Contract Year in excess of twenty-five (25) days that PGT so fails to deliver the Non-Deficiency Amount (a "Credit Day") Shipper, as its sole remedy, shall be entitled to a Reservation Charge Credit calculated in the manner hereinafter set forth.

             For the purpose of this Paragraph 3.10, Confirmed Daily Nomination shall mean for any day, the lesser of (1) Shipper's Maximum Daily Quantity or (2) the actual quantity of gas that the connecting pipeline upstream of PGT is capable of delivering for Shipper's account to PGT at Shipper's primary point of receipt(s) on PGT less Shipper's requirement to provide compressor fuel and line losses under the Statement of Effective Rates and Charges of PGT's FERC Gas Tariff, First Revised Volume No. 1-A or (3) the quantity of gas that Pacific Gas And Electric Company (PG&E) is capable of accepting at Malin for Shipper's account or (4) Shipper's nomination to PGT.

             The Reservation Charge Credit for each Credit Day for a particular Shipper shall be computed as follows:

             Reservation Charge      A             B - C
             Credit for Each        ____     x     _____
             Credit Day          =  30.4             B

             where   A =  Shipper's Monthly Reservation Charge
                          B =   Shipper's confirmed daily nomination for the
                                Credit Day
                          C =   Actual quantity of gas delivered by PGT to PG&E
                                at Malin for Shipper's account for the Credit
                                Day


             Except as provided for in Paragraph 3.11 of this rate schedule, this Reservation Charge Credit is Shipper's sole remedy for nondelivery of gas by PGT.

                                                                     (Continued)

________________________________________________________________________________
Issued by: P.G. Rosput, Senior Vice President
Issued on: FEBRUARY 17, 1995                         Effective: MARCH   20, 1995

Pacific Gas Transmission Company
FERC Gas Tariff                                      First Revised Sheet No. 16B
First Revised Volume No. 1-A         Superseding
                                                          Original Sheet No. 16B

--------------------------------------------------------------------------------

                             RATE SCHEDULE FTS -1
                          FIRM TRANSPORTATION SERVICE
                                  (Continued)

3.11   Reservation Charge Credit - Other than Malin Primary Delivery Point

             If PGT fails to deliver to a primary delivery point on its system other than Malin, Oregon, ninety-five percent (95%) or more of the aggregate Confirmed Daily Nominations (as hereinafter defined) of all Shippers at such primary delivery point other than Malin receiving service under this rate schedule (hereinafter referred to as the "Non-Deficiency Amount") for more than twenty-five (25) days in any given Contract Year, then for each day during that Contract Year in excess of twenty-five (25) days that PGT so fails to deliver the Non-Deficiency Amount (a "Credit Day") Shipper, as its sole remedy, shall be entitled to a Reservation Charge Credit calculated in the manner hereinafter set forth.

             For the purpose of this Paragraph 3.11, Confirmed Daily Nomination shall mean for any day, the lesser of (1) Shipper's Maximum Daily Quantity or (2) the quantity of gas that the connecting downstream pipeline(s), local distribution company pipeline(s), or end-user(s) is/are capable of accepting for Shipper's account at Shipper's point(s) of primary delivery on PGT or (3) the quantity of gas that the connecting pipeline upstream of PGT is capable of delivering to PGT for Shipper's account to PGT at Shipper's primary point of receipt(s) on PGT less Shipper's requirement to provide compressor fuel and line losses under the Statement of Effective Rates and Charges of PGT's FERC Gas Tariff, First Revised Volume No. 1-A or
             (4) Shipper's nomination to PGT.

             The Reservation Charge Credit for each Credit Day for a particular Shipper shall be computed as follows:

             Reservation Charge      A             B - C
             Credit for Each        ____     x     _____
             Credit Day          =  30.4             B

             where   A =  Shipper's Monthly Reservation Charge
                          B =  Shipper's confirmed daily nomination for the
                               Credit Day
                          C =  Actual quantity of gas delivered by PGT to a
                               Shipper's primary delivery point(s) (other than Malin) for Shipper's account for the Credit Day

             Except as provided for in Paragraph 3.10 of this rate schedule, this Reservation Charge Credit is Shipper's sole remedy for nondelivery of gas by PGT.
                                                                     (Continued)
--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: FEBRUARY 17, 1995                         Effective: MARCH   20, 1995

Pacific Gas Transmission Company
FERC Gas Tariff                           Substitute Second Revised Sheet No. 17
First Revised Volume No. 1-A            Superseding
                                                      First Revised Sheet No. 17

--------------------------------------------------------------------------------

                              RATE SCHEDULE FTS-1
                          FIRM TRANSPORTATION SERVICE
                                  (Continued)

   4.  AUTHORIZED OVERRUNS

       Quantities in excess of Shipper's MDQ shall be transported when capacity is available on the PGT system and when the provision of such Authorized Overruns shall not affect any Shipper's rights on the PGT system. Authorized Overruns are interruptible in nature. The rate charged shall be the rates and charges as specified in the current Statement of Effective Rates and Charges for Transportation of Natural Gas of this First Revised Volume No. 1-A, and such Authorized Overruns shall be subject to the priority of service provisions of Paragraph 19 of the Transportation General Terms and Conditions. Revenues derived from Authorized Overruns shall be deemed to be interruptible revenues and credited in accordance with Paragraph 35 of the Transportation General Terms and Conditions.

   5.  FUEL AND LINE LOSS

       Shipper shall furnish to PGT quantities of gas for compressor station fuel, line loss and other utility purposes, plus other unaccounted for gas used in the operation of PGT's combined pipeline system between the International Boundary near Kingsgate, British Columbia and the Oregon-California boundary for the transportation quantities of gas delivered by PGT to Shipper, based upon the effective fuel and line loss percentages in accordance with Paragraph 37 of the General Terms and Conditions.

   6.  TRANSPORTATION GENERAL TERMS AND CONDITIONS

       All of the Transportation General Terms and Conditions are applicable to this rate schedule, unless otherwise stated in the executed Firm Transportation Service Agreement between PGT and Shipper. Any future modifications, additions or deletions to said Transportation General Terms and Conditions, unless otherwise provided, are applicable to firm transportation service rendered under this rate schedule, and by this reference, are made a part hereof.


--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: JULY    29, 1994                        Effective: SEPTEMBER 01, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                       Sixth Revised Sheet No. 51
First Revised Volume No. 1-A         Superseding
                                                      Fifth Revised Sheet No. 51

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                               TABLE OF CONTENTS

Paragraph No.                     Provision                         Sheet No.
    1   Definitions                                                       52
    2   Gas Research Institute Charge Adjustment Provision                55
    3   Quality of Gas                                                    56
    4   Measuring Equipment                                               58
    5   Measurements                                                      60
    6   Inspection of Equipment and Records                               61
    7   Billing                                                           61
    8   Payment                                                           62
    9   Notice of Changes in Operating Conditions                         63
   10   Force Majeure                                                     63
   11   Warranty of Eligibility for Transportation                        64
   12   Possession of Gas and Responsibility                              64
   13   Indemnification                                                   65
   14   Arbitration                                                       65
   15   Governmental Regulations                                          66
   16   Miscellaneous Provision                                           66
   17   Transportation Service Agreement                                  66
   18   Operating Provisions                                              67
   19   Priority of Service, Scheduling and Nominations                   81
   20   Curtailment                                                       81C
   21   Balancing                                                         82
   22   Annual Charge Adjustment (ACA) Provision                          85
   23   Shared Operating Personnel and Facilities                         85
   24   Complaint Procedures                                              86
   25   Information Concerning Availability and Pricing
        of Transportation Service and Capacity Available for
        Transportation                                                    87
   26   Market Centers                                                    88
   27   Planned PGT Capacity Curtailments and Interruptions               88A
   28   Capacity Release                                                  89
   29   Flexible Receipt and Delivery Points                             119
   30   Gas Supply Restructuring Transition Costs                        123
   31   Former Buyer's Obligation for Unrecovered
        Account No. 191 Amounts                                          127
   32   Equality of Transportation Service                               129
   33   Right of First Refusal Upon Termination of
        Firm Shipper's Service Agreement                                 130
   34   Electronic Bulletin Board                                        132
   35   Crediting of Interruptible Transportation Revenues               137
   35A  Crediting of Interruptible Transportation Revenues for
        Extensions                                                       138A
   36   Capacity Relinquishment                                          139
   37   Adjustment Mechanism for Fuel, Line Loss and Other
        Unaccounted For Gas Percentages                                  140
   38   Crediting of Parking and Authorized Imbalance Revenues           142
   39   Sales of Excess Gas                                              143
                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: R.T. Howard, Manager, Rates and Regulatory Affairs
Issued on: SEPTEMBER 29, 1995                       Effective: NOVEMBER 01, 1995

Pacific Gas Transmission Company
FERC Gas Tariff                                       First Revised Sheet No. 52
First Revised Volume No. 1-A           Superseding
                                                           Original Sheet No. 52

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   1.  DEFINITIONS

       1.1 The word "day" shall mean a period of twenty-four (24) consecutive hours, beginning and ending at 7:00 o'clock a.m. Pacific Standard Time or such other time as Shipper and PGT may agree upon.

       1.2 The word "month" shall mean a period extending from the beginning of the first day in a calendar month to the beginning of the first day in the next succeeding calendar month.

       1.3 The term "Maximum Daily Quantity" (MDQ) shall mean the maximum daily quantity in MMBtu of gas which PGT agrees to deliver exclusive of an allowance for compressor station fuel, line loss and other unaccounted for gas and transport for the account of Shipper to Shipper's point(s) of delivery on each day during each year during the term of Shipper's Transportation Service Agreement with PGT.

       1.4 The term "marketing affiliate" shall mean Pacific Gas and Electric Company.

       1.5   The word "gas" shall mean natural gas.

       1.6 The term "cubic foot of gas" shall mean that quantity of gas which, at a temperature of sixty degrees (60 degrees) Fahrenheit and at a pressure of 14.73 pounds per square inch absolute, occupies one (1) cubic foot.

       1.7 The term "Mcf" shall mean one thousand (1,000) cubic feet of gas and shall be measured as set forth in Paragraph 5 hereof. The term "MMcf" shall mean one million (1,000,000) cubic feet of gas.

       1.8 The term "Btu" shall mean British Thermal Unit. The term "MMBtu" shall mean one million (1,000,000) British Thermal Units.

       1.9 The term "gross heating value" shall mean the number of Btu's in a cubic foot of gas at a temperature of sixty degrees (60 degrees) Fahrenheit, saturated with water vapor, and at an absolute pressure equivalent to thirty (30) inches of mercury at thirty-two degrees (32 degrees) Fahrenheit.

       1.10  The term "psig" shall mean pounds per square inch gauge.

                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: FEBRUARY 28, 1994                   Effective: APRIL         01, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                            Original Sheet No. 53
First Revised Volume No. 1-A

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   1.  DEFINITIONS (Continued)

       1.11 Releasing Shipper: A firm transportation Shipper which intends to post its service to be released to a Replacement Shipper, has posted the service for release, or has released its service.

       1.12 Replacement Shipper: A Shipper which has contracted to utilize a Releasing Shipper's service for a specified period of time.

       1.13 Posting Period: The period of time during which a Releasing Shipper may post, or have posted by the pipeline, all or a part of its service for release to a Replacement Shipper.

       1.14 Release Term: The period of time during which a Releasing Shipper intends to release, or has released all or a portion of its contracted quantity of service to a Replacement Shipper.

       1.15 Bid Period: The period of time during which a Replacement Shipper may bid to contract for a parcel which has been posted for release by a Releasing Shipper.

       1.16 The term "Agent" as defined in connection with PGT's Market Center Service is any party which contracts with PGT for Market Center Service and which itself is not a Shipper on PGT.

       1.17 Parcel: The term utilized to describe an amount of capacity, expressed in MMBtu/d, from a specific receipt point to a specific delivery point for a specific period of time which is released and bid on pursuant to the capacity release provisions contained in Paragraph 28 of these Transportation General Terms and Conditions.

       1.18 Primary Release: The term used to describe the release of capacity by a Releasing Shipper receiving service under a Part 284 firm transportation rate schedule.

       1.19 Secondary Release: The term used to describe the release of capacity by a Replacement Shipper receiving service under a Part 284 firm transportation rate schedule.
                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: AUGUST    02, 1993                      Effective: NOVEMBER  01, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-46-000, et al., dated JULY      12, 1993

Pacific Gas Transmission Company
FERC Gas Tariff                                       First Revised Sheet No. 54
First Revised Volume No. 1-A           Superseding
                                                           Original Sheet No. 54

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   1.  DEFINITIONS (Continued)

       1.20 Bid Reconciliation Period: The period of time subsequent to the Bid Period during which bids are evaluated by PGT.

       1.21 Match Period: The period of time subsequent to the Bid Reconciliation Period and before the notification deadline for awarding capacity for Prearranged Deal C during which the Prearranged Shipper may match any higher bids for the Parcel.


                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: FEBRUARY 28, 1994                         Effective: APRIL   01, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                       First Revised Sheet No. 55
First Revised Volume No. 1-A         Superseding
                                                           Original Sheet No. 55

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   2.  GAS RESEARCH INSTITUTE CHARGE ADJUSTMENT PROVISION

       2.1 Purpose: PGT has joined with other gas enterprises in the formation of, and participation in, the activities and financing of the Gas Research Institute (GRI), an Illinois Not For Profit corporation. GRI has been organized for the purpose of sponsoring Research, Development and Demonstration (RD&D) programs in the field of natural and manufactured gas for the purpose of assisting all segments of the gas industry in providing adequate, reliable, safe, economic and environmentally acceptable gas service for the benefit of gas consumers and the general public.

             For the purpose of funding GRI's approved expenditures, this Paragraph 2 establishes a GRI Adjustment Charge to be applicable to PGT's Rate Schedules ITS-1, AIS-1, PS-1 and FTS-1, in this FERC Gas Tariff First Revised Volume No. 1-A; provided, however, such charge shall not be applicable to Shippers which are interstate pipelines and which include in their rates a charge for RD&D by GRI.

       2.2 Basis for the GRI Adjustment Charges: The rate schedule specified in Paragraph 2.1 hereof shall include an increment for a GRI Adjustment Charge for RD&D. Such GRI Adjustment Charge shall be that increment, adjusted to PGT's pressure base and heating value if required, which has been approved by Federal Energy Regulatory Commission Orders approving GRI's RD&D expenditures. The GRI Adjustment Charge shall be reflected in the current Statement of Effective Rates and Charges for Transportation of Natural Gas in this FERC Gas Tariff First Revised Volume No. 1-A.

       2.3 Filing Procedure: The notice period and proposed effective date of filings pursuant to this paragraph shall be as permitted under
             Section 4 of the Natural Gas Act; provided, however, that any such filing shall not become effective unless it becomes effective without suspension or refund obligation.

       2.4   Remittance to GRI: PGT shall remit to GRI, not later than fifteen
             (15) days after the receipt thereof, all monies received by virtue of the GRI Adjustment Charge, less any amounts properly payable to a Federal, State or Local authority relating to the monies received hereunder.

                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: AUGUST    12, 1994                      Effective: SEPTEMBER 14, 1994
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RP94-145-000       , dated AUGUST     03, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                           Original Sheet No. 55A
First Revised Volume No. 1-A

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   2.  GAS RESEARCH INSTITUTE CHARGE ADJUSTMENT PROVISION (Continued)

       2.5 A high load factor Shipper is a Shipper with a load factor greater than fifty (50) percent. A low load factor Shipper is a Shipper with a load factor equal to or less than fifty (50) percent. A Shipper's load factor for each service agreement shall be determined annually using the most recent twelve (12) months of actual throughput available (including throughput using capacity released pursuant to Paragraph 28 of the Transportation General Terms and Conditions). The Shipper's load factor shall remain in effect during the calendar year. In the event twelve (12) months of actual data does not exist, the Shipper's load factor shall be determined monthly based on the latest recorded throughput data. The appropriate GRI demand surcharge is applied monthly until such time as twelve (12) months of actual data is accumulated. At such time the Shipper's load factor shall remain in effect during the calendar year.

       2.6 For the purpose of funding GRI's approved expenditures, and subject to the further terms and conditions set forth in the Stipulation and Agreement Concerning the Post-1993 GRI Funding Mechanism and the orders approving such Stipulation and Agreement found at Gas Research Institute, 62 FERC (P)61,316 (1993) this Paragraph 2 establishes a GRI Funding Unit which shall be collected for quantities of gas transported under PGT's rate schedules provided, however, such charge shall not be applicable to discounted transactions except where the discounted rate is less than the GRI Funding Unit. In this instance PGT shall remit that portion of the GRI Funding Unit actually collected. For purposes of discounted transactions, any GRI Funding Unit shall be considered to be the first component of rates discounted. The GRI Funding Unit may be discounted to zero and shall not be applied to the same quantity of gas more than once.


                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: JANUARY   10, 1994                        Effective: JANUARY 01, 1994
Issued to comply with order of the Federal Energy Regulatory
Commisssion, Docket No. TM94-2-86-000         , dated DECEMBER 30, 1993

Pacific Gas Transmission Company
FERC Gas Tariff                                       First Revised Sheet No. 56
First Revised Volume No. 1-A           Superseding
                                                           Original Sheet No. 56

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)
   3.  QUALITY OF GAS

       3.1 Quality Standards: The gas which Shipper delivers hereunder to PGT for transport (and the gas which PGT transports hereunder for Shipper) shall be merchantable gas at all times complying with the following quality requirements:

             (a) Heating Value: The gas shall have a gross heating value of not less than nine hundred ninety-five (995) Btus per standard cubic foot on a dry basis, but with the consent of Shipper, PGT may deliver gas at a lower gross heating value.

             (b)  Freedom from Objectionable Matter:  The gas:

                  (1) Shall be commercially free from sand, dust, gums, crude oil, impurities and other objectionable substances which may be injurious to pipelines or which may interfere with its transmission through pipelines or its commercial utilization.

                  (2) Shall not have a hydrocarbon dew-point in excess of fifteen degrees (15 degrees) Fahrenheit at pressures up to eight hundred (800) psig.

                  (3) Shall not contain more than one-quarter (1/4) grain of hydrogen sulfide per one hundred (100) standard cubic feet.

                  (4) Shall not contain more than ten(10) grains of total sulphur per one hundred (100) standard cubic feet.

                  (5) Shall not contain more than two percent (2%) by volume of carbon dioxide.

                  (6) Shall not contain more than four (4) pounds of water vapor per one million (1,000,000) standard cubic feet.

                  (7) Shall not exceed one hundred ten degrees (110 degrees) Fahrenheit in temperature at the point of measurement.

                  (8) Shall be as free of oxygen as it can be kept through the exercise of all reasonable precautions, and shall not in any event contain more than four-tenths of one percent (0.4%) by volume of oxygen.

                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: FEBRUARY 28, 1994                       Effective: APRIL     01, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                       First Revised Sheet No. 57
First Revised Volume No. 1-A           Superseding
                                                           Original Sheet No. 57

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   3.  QUALITY OF GAS (Continued)

       3.2   Quality Tests:

             (a) The quality specifications of the gas received by PGT hereunder shall be determined by tests which PGT shall cause to be made at the International Boundary or such other locations on PGT's system if required accordance with this Paragraph 3.2.

             (b) The gross heating value of gas delivered hereunder shall be determined from read-outs of continuously operating measuring instruments. The method shall consist of one or more of the following:

                  (1)  calorimeter

                  (2)  gas chromatograph

                  (3)  any other method mutually agreed upon by the parties.

                  Measurement of gross heating value with the calorimeters shall comply with the standards set forth in the American Society for Testing and Materials' ASTM D 1826. Analysis of gas with gas chromatograph shall comply with the standards set forth in ASTM D 1945. Calculation of the gross heating value from compositional analysis by gas chromatography shall comply with the standards set forth in ASTM D 3588.

                  PGT or its agent shall calibrate and maintain the gross heating value measurement device at intervals as agreed upon by PGT and Shipper. Shipper shall have access to PGT's devices and shall be allowed to inspect the devices and all charts or other records of measurement at any reasonable time.



                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: FEBRUARY 28, 1994                       Effective: APRIL     01, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                            Original Sheet No. 58
First Revised Volume No. 1-A
--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)
   3.  QUALITY OF GAS (Continued)

       3.2   Quality Tests (Continued)

             (c) Tests shall be made to determine the total sulphur, hydrogen sulfide, carbon dioxide and oxygen content of the gas, by approved standard methods in general use in the gas industry, and to determine the hydrocarbon dew-point and water vapor content of such gas by methods satisfactory to the parties. Tests shall be made frequently enough to ensure that the gas is conforming continuously to the quality requirements. Shipper shall have the right to require PGT to have remedied any deficiency in quality of the gas and, in the event such deficiency is not remedied, the right, in addition to all other remedies available to it by law, to refuse to accept such deficient gas until such deficiency is remedied.

   4.  MEASURING EQUIPMENT

       4.1 Installation: Unless PGT and Shippers agree otherwise, all gas volume measuring equipment, devices and materials at the point(s) of receipt and/or delivery shall be furnished and installed by PGT at Shipper's expense including the tax-on-tax effect. All such equipment, devices and materials shall be owned, maintained and operated by PGT. Shipper may install and operate check measuring equipment provided it does not interfere with the use of PGT's equipment.

       4.2 Testing Meter Equipment: The accuracy of either PGT's or Shippers measuring equipment shall be verified by test, using means and methods acceptable to the other party, at intervals mutually agreed upon, and at other times upon request. Notice of the time and nature of each test shall be given by the entity conducting the test to the other entity sufficiently in advance to permit convenient arrangement for the presence of the representative of the other entity. If, after notice, the other entity fails to have a representative present, the results of the test shall nevertheless be considered accurate until the next test. If any of the measuring equipment is found to be registering inaccurately in any percentage, it shall be adjusted at once to read as accurately as possible. All tests of such measuring equipment shall be made at the expense of the entity conducting the same, except that the other entity shall bear the expense of tests made at its request if the inaccuracy is found to be two percent (2%) or less.
                                                                     (Continued)
--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: AUGUST  02, 1993                         Effective: NOVEMBR 01, 1993
Issued to comply with order of the Federal Energy Regulatory
Commisssion, Docket No. RS92-46-000, et al., dated JULY    12, 1993

Pacific Gas Transmission Company
FERC Gas Tariff                                            Original Sheet No. 59
First Revised Volume No. 1-A

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   4.  MEASURING EQUIPMENT (Continued)

       4.3 Correction and Adjustment: If at any time any of the measuring equipment is registering inaccurately by an amount exceeding two percent (2%) at a reading corresponding to the average hourly rate of flow, the previous readings of such equipment shall be corrected to zero error for any period definitely known or agreed upon, or if not so known or agreed upon, one-half (1/2) of the elapsed time since the last test. If the measuring equipment is out-of-service, the volume of gas delivered during such period shall be determined:

             (a) By using the data recorded by any check measuring equipment accurately registering; or

             (b) If such check measuring equipment is not registering accurately but the percentage of error is ascertainable by a calibration test, by using the data recorded, corrected to zero error; or

             (c) If neither of the methods provided in (a) and (b) above can be used, by estimating the quantity delivered, by reference to deliveries under similar conditions during a period when the equipment was registering accurately.

                  No correction shall be made in the recorded volumes of gas delivered hereunder for measuring equipment inaccuracies of two percent (2%) or less, and in no event shall inaccuracies less than 25 Mcf be considered for adjustment.



                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: AUGUST 02, 1993                       Effective: NOVEMBER    01, 1993
Issued to comply with order of the Federal Energy Regulatory
Commisssion, Docket No. RS92-46-000, et al., dated JULY    12, 1993

Pacific Gas Transmission Company
FERC Gas Tariff                                       First Revised Sheet No. 60
First Revised Volume No. 1-A           Superseding
                                                           Original Sheet No. 60

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   5.  MEASUREMENTS

             5.1 Metering: The gas shall be metered by one or more orifice, turbine, or displacement-type meters, at the discretion of PGT. When orifice meters are used, they shall be installed and maintained, and volumes shall be measured, in accordance with the methods prescribed in ANSI/API 2530, also published as A.G.A No. 3. When turbine meters are used, they shall be installed and maintained, and volumes shall be measured, in accordance with methods prescribed in AGA Report No. 4 or any subsequent revision. When displacement meters are used, they shall be installed and maintained and quantities shall be measured in accordance with methods prescribed in A.G.A. No. 2, and the number of Mcf delivered hereunder shall be computed by including factors for pressure, temperature and deviation from Boyle's Law. To accurately determine the deviation from Boyle's Law, a quantitative analysis of the gas components shall be made at reasonable intervals with such apparatus as shall be agreed upon by both parties.

             5.2 Specific Gravity: The specific gravity of the gas delivered hereunder shall be determined from the read-outs of continuously operating measuring instruments. The method shall consist of one of the following:

             (a)  gravitometer
             (b)  gas chromatography
             (c)  other instruments acceptable to both parties

             Analysis of chromatograph shall comply with the standards set forth in ASTM D 1945. Calculation of the specific gravity from compositional analysis by gas chromatography shall comply with the standards set forth in ASTM D 3588. Measurement of the specific gravity with a gravitometer shall comply with the standards set forth in ASTM D 1070.

             5.3 Flowing Temperature: Flowing gas temperature shall be continuously measured and used in flow calculations.

                                                                     (Continued)
--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: FEBRUARY 28, 1994                       Effective: APRIL     01, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                       First Revised Sheet No. 61
First Revised Volume No. 1-A           Superseding
                                                           Original Sheet No. 61
--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)


   6.  INSPECTION OF EQUIPMENT AND RECORDS

       6.1 Inspection of Equipment and Data: PGT and Shipper shall have the right to inspect equipment installed or furnished by the other, and the charts and other measurement or test data of the other, at all times during business hours; but the reading, calibration and adjustment of such equipment and changing of charts shall be done only by the entity installing or furnishing same. Unless PGT and Shipper otherwise agree, each shall preserve all original test data, charts and other similar records in such party's possession, for a period of at least six (6) years.

       6.2 Information for Billing: When information necessary for billing by PGT is in the control of Shipper, Shipper shall furnish such information, estimated if actual is not available, to PGT on or before the third (3rd) working day of the month following the month transportation service was rendered. If shipper furnishes estimated information, the actual information shall be furnished to PGT on or before the sixth (6th) working day of the month following the month transportation service was rendered.

       6.3 Verification of Computations: PGT and Shipper shall have the right to examine at reasonable times the books, records and charts of the other to the extent necessary to verify the accuracy of any statement, charge or computation made pursuant to these Transportation General Terms and Conditions and to the rate schedules to which they apply, within twelve (12) months of any such statement, charge or computation.

   7.  BILLING

       7.1 Billing under all Rate Schedules: On or before the twentieth (20th) day of each month, PGT shall render a bill to each Shipper under all applicable Rate Schedules for the service(s) rendered during the preceding month.


                                                                     (Continued)
--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: FEBRUARY 24, 1994                       Effective: MARCH     27, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                      Second Revised Sheet No. 62
First Revised Volume No. 1-A           Superseding
                                                      First Revised Sheet No. 62
--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)


   8.  PAYMENT

       8.1 Payment under all Rate Schedules: On or before the last day of each month, each Shipper under all applicable Rate Schedules shall pay to or upon the order of PGT in lawful money of the United States at PGT's office in Portland, Oregon, the amount of the bill rendered by PGT during the month in accordance with Paragraph 7.1 of these Transportation General Terms and Conditions.

       8.2 Interest on Unpaid Amounts: Should Shipper fail to pay the amount of any bill rendered by PGT when such amount is due, interest thereon shall accrue from the due date until paid at the rate of interest effective from time to time under 18 CFR Section 154.67.

       8.3 Remedies for Failure to Pay: If such failure to pay continues for thirty (30) days after payment is due, PGT, in addition to any other remedy it may have, may suspend further delivery of gas until such amount is paid, unless Shipper in good faith disputes the amount owing and pays such amount as it concedes to be correct. Either party may submit to arbitration in accordance with Paragraph 14 of these Transportation General Terms and Conditions any dispute as to the amount due PGT hereunder.

       8.4 Late Billing: If presentation of a bill by PGT is delayed after the date specified in Paragraph 7.1 hereof, then the time for payment shall be extended correspondingly unless Shipper is responsible for such delay.

       8.5 Adjustment of Billing Error: In the event an error is discovered in any bill rendered by PGT, the amount of such error shall be adjusted, provided that claim therefor shall have been made within twelve (12) months from the date such bill was rendered. The adjustment shall be made within thirty (30) days of such timely claim.
                                                                    (Continued)


--------------------------------------------------------------------------------
Issued by: R.T. Howard, Manager, Rates and Regulatory Affairs
Issued on: OCTOBER  18, 1995                        Effective: NOVEMBER 18, 1995

Pacific Gas Transmission Company
FERC Gas Tariff                                       First Revised Sheet No. 63
First Revised Volume No. 1-A           Superseding
                                                           Original Sheet No. 63
--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)


   9.  NOTICE OF CHANGES IN OPERATING CONDITIONS

             PGT and Shipper shall each ensure that the other is notified from time to time as necessary of expected changes in the rates of delivery or receipt of gas, or in the pressures or other operating conditions, and the reason for such expected changes, so that they may be accommodated when they occur.

   10. FORCE MAJEURE

             10.1 If either party shall fail to perform any obligation imposed upon it by these Transportation General Terms and Conditions or by an executed Transportation Service Agreement, and such failure shall be caused, or materially contributed to, by force majeure which means any acts of God, strikes, lockouts, or other industrial disturbances, acts of public enemies, sabotage, wars, blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, floods, storms, fires, washouts, extreme cold or freezing weather, arrests and restraints of rulers and people, civil disturbances, explosions, breakage of or accident to machinery or lines of pipe, hydrate obstructions of lines of pipe, inability to obtain pipe, materials or equipment, legislative, administrative or judicial action which has been resisted in good faith by all reasonable legal means, any acts, omissions or causes whether of the kind herein enumerated or otherwise not reasonably within the control of the party invoking this paragraph and which by the exercise of due diligence such party could not have prevented, the necessity for making repairs to, replacing, or reconditioning machinery, equipment, or pipelines not resulting from the fault or negligence of the party invoking this paragraph, such failure shall be deemed not to be a breach of the obligation of such party, but such party shall use reasonable diligence to put itself in a position to carry out its obligations. Nothing contained herein shall be construed to require either party to settle a strike or lockout by acceding against its judgment to the demands of the opposing parties.
                                                                     (Continued)
--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: FEBRUARY 28, 1994                      Effective: APRIL      01, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                       First Revised Sheet No. 64
First Revised Volume No. 1-A           Superseding
                                                           Original Sheet No. 64
--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   10. FORCE MAJEURE (Continued)

             10.2 No such cause as described in Paragraph 10.1 affecting the performance of either party shall continue to relieve such party from its obligation after the expiration of a reasonable period of time within which by the use of due diligence such party could have remedied the situation preventing its performance, nor shall any such cause relieve either party from any obligation unless such party shall give notice thereof in writing to the other party with reasonable promptness; and like notice shall be given upon termination of such cause.

       10.3 No cause whatsoever, including without limitation the failure of PGT to perform including the causes specified in Paragraph 10.1, shall relieve Shipper from its obligations to make payments due, including the payments of reservation charges for the duration of such cause except as provided for in Paragraphs 3.10 and 3.11 of Rate Schedule FTS-1.

       11.   WARRANTY OF ELIGIBILITY FOR TRANSPORTATION

             Any Shipper transporting gas on the PGT system under this FERC Gas Tariff First Revised Volume No. 1-A warrants for itself, its successors and assigns, that it will have at the time of delivery of the gas to PGT hereunder good title to such gas and that all gas delivered to PGT for transportation hereunder is eligible for the requested transportation in interstate commerce under applicable rules, regulations or orders of the FERC, or other agency having jurisdiction. Shipper will indemnify PGT and save it harmless from all suits, actions, damages, costs, losses, expenses (including reasonable attorney fees) and costs connected with regulatory proceedings, arising from breach of this warranty.

       12.   POSSESSION OF GAS AND RESPONSIBILITY

             PGT shall be deemed to be in control and possession of, and responsible for, all gas delivered from the time that such gas is received by it at the point of receipt to the time that it is delivered at the point of delivery.
                                                                    (Continued)
--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: FEBRUARY 28, 1994                       Effective: APRIL     01, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                            Original Sheet No. 65
First Revised Volume No. 1-A

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   13. INDEMNIFICATION

       Shipper agrees to indemnify and hold harmless PGT, its officers, agents, employees and contractors against any liability, loss or damage whatsoever occurring in connection with or relating in any way to the executed Transportation Service Agreement, including costs and attorneys' fees, whether or not such liability, loss or damage results from any demand, claim, action, cause of action, or suit brought by Shipper or by any person, association or entity, public or private, that is not a party to the executed Transportation Service Agreement, where such liability, loss or damage is suffered by PGT, its officers, agents, employees or contractors as a direct or indirect result of any breach of the executed Transportation Service Agreement or sole or concurrent negligence or gross negligence or other tortious act(s) or omission(s) by Shipper, its officers, agents, employees or contractors.

   14. ARBITRATION

       Any arbitration provided for or agreed to by Shipper and PGT shall be conducted in accordance with the following procedures and principles:
       Upon the written demand of either PGT or Shipper and within ten (10) days from the date of such demand, each entity shall appoint an arbitrator and the two arbitrators so appointed shall promptly thereafter appoint a third. If either PGT or Shipper shall fail to appoint an arbitrator within ten (10) days from the date of such demand, then the arbitrator shall be appointed by a Superior Court of the State of California in accordance with the California Code of Civil Procedure. If the two arbitrators shall fail within ten (10) days from their appointment to agree upon and appoint the third arbitrator, then upon the application of either PGT or Shipper such third arbitrator shall be appointed by a Superior Court of the State of California in accordance with the California Code of Civil Procedure.

       The arbitrators shall proceed immediately to hear and determine the matter in controversy. The award of the arbitrators, or a majority of them, shall be made within forty-five (45) days after the appointment of the third arbitrator, subject to any reasonable delay due to unforeseen circumstances. The award of the arbitrators shall be drawn up in writing and signed by the arbitrators, or a majority of them, and shall be final and binding on both PGT and Shipper, and PGT and Shipper shall abide by the award and perform the terms and conditions thereof. Unless otherwise determined by the arbitrators, the fees and expenses of the arbitrator named for each party shall be paid by that party and the fees and expenses of the third arbitrator shall be paid in equal proportion by both PGT and Shipper.

                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: AUGUST    02, 1993                      Effective: NOVEMBER  01, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-46-000, et al., dated JULY   12, 1993

Pacific Gas Transmission Company
FERC Gas Tariff                                            Original Sheet No. 66
First Revised Volume No. 1-A

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)
   15. GOVERNMENTAL REGULATIONS

       These Transportation General Terms and Conditions, the rate schedules to which they apply, and any executed Transportation Service Agreement are subject to valid laws, orders, rules and regulations of duly constituted authorities having jurisdiction.

   16. MISCELLANEOUS PROVISION

       16.1 Waiver of Default: No waiver by either PGT or Shipper of any default by the other in the performance of any provisions of an executed Transportation Service Agreement shall operate as a waiver of any continuing or future default, whether of a like or different character.

       16.2 Assignability: An executed Transportation Service Agreement shall bind and inure to the respective successors and assignees of PGT and Shipper thereto, but no assignment shall release either party thereto from such party's obligations without the written consent of the other party, which consent shall not be unreasonably withheld; provided, however, nothing contained herein shall give Shipper the right to reassign or broker its right to ship the quantities of gas specified in the Transportation Service Agreement on PGT's system to others. Further, nothing contained herein shall prevent either party from pledging, mortgaging or assigning its rights as security for its indebtedness and either party may assign to the pledgee or mortgagee (or to a trustee for the holder of such indebtedness) any money due or to become due under any service agreement.

       16.3 Effect of Headings: The headings used throughout these Transportation General Terms and Conditions, the rate schedules to which they apply, and the executed Transportation Service Agreements are inserted for reference purposes only and are not to be considered or taken into account in construing the terms and provisions of any paragraph nor to be deemed in any way to qualify, modify or explain the effects of any such terms or provisions.

   17. TRANSPORTATION SERVICE AGREEMENT

       17.1 Form: Shipper shall enter into a contract with PGT utilizing PGT's appropriate standard form of Transportation Service Agreement.
       17.2 Term: The term of the Transportation Service Agreement shall be agreed upon between Shipper and PGT at the time of the execution thereof.
                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: AUGUST   02, 1993                      Effective: NOVEMBER  01, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-46-000, et al., dated JULY     12, 1993

Pacific Gas Transmission Company
FERC Gas Tariff                                      Second Revised Sheet No. 67
First Revised Volume No. 1-A         Superseding
                                                      First Revised Sheet No. 67

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

       18.   OPERATING PROVISIONS

             Initial Service: For purposes of scheduling commencement of initial transportation service five (5) business days prior to the day on which Shipper desires service to commence, or such lesser period of time as mutually agreed upon by PGT and Shipper, Shipper will provide PGT a completed Customer Nomination Form provided to:

                 Pacific Gas Transmission Company
                 Gas Transportation and Services
                 2100 Southwest River Parkway
                 Portland, OR 97201
                 Phone - 503-833-4300
                 Fax - 503-833-4396

             Shipper shall not be entitled to receive transportation service under this FERC Gas Tariff First Revised Volume No. 1-A if Shipper is not current in its payments to PGT for any charge, rate or fee authorized by the Commission for transportation service; provided, however, if the amount not current pertains to a bona fide dispute, including but not limited to force majeure claims relating to this FERC Gas Tariff, Shipper shall be entitled to receive or continue to receive transportation service if Shipper posts a bond satisfactory to PGT to cover the payment due PGT.

             18.1 Firm Service

                  The provisions of this Paragraph 18.1 shall be applicable to firm transportation service under Rate Schedule FTS-1 contained in this First Revised Volume No. 1-A. Firm transportation service under this First Revised Volume No. 1-A shall be provided when, and to the extent that, PGT determines that firm capacity is available on PGT's existing facilities. PGT shall not be required to provide firm transportation service in the event firm capacity is unavailable or to construct new facilities to provide firm service.
                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: R.T. Howard, Manager, Rates and Regulatory Affairs
Issued on: OCTOBER   18, 1995                      Effective: NOVEMBER  18, 1995

Pacific Gas Transmission Company
FERC Gas Tariff                                       First Revised Sheet No. 68
First Revised Volume No. 1-A           Superseding
                                                           Original Sheet No. 68

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   18. OPERATING PROVISIONS (Continued)

       18.1  Firm Service (Continued)

             For capacity that becomes available other than the circumstances ieentified in Paragraphs 28 and 33, requests for firm capacity shall be accommodated in the following manner and subject to the following conditions and limitations:

             (a) In order to be eligible for firm capacity, a party requesting service (requestor) must be deemed credit-worthy per Paragraph
                  18.3 and submit a valid request in accordance with the provisions herein.

             (b) PGT will post on Pacific Trail, PGT's Electronic Bulletin Board (EBB), available capacity. A requestor that submits a valid request may submit a bid via the EBB for the available capacity subsequent to PGT's posting of such capacity on the EBB. The Bid Period will be 5 business days, during which time other requestors with valid requests may submit a bid. All bids not withdrawn prior to the close of the Bidding Period shall be binding. At the end of the Bidding Period, PGT will evaluate the bids and determine the bid(s) having the greatest economic value as determined in Paragraph 18.1(c) below.

             (c) After the close of the Bidding Period, PGT may tender a Service Agreement for execution to the requestor(s) submitting the bid(s) having the greatest economic value for the capacity available, subject to the provisions of Paragraph 18.1(e). The criteria for determining which requestor(s) has submitted the bid(s) with the greatest economic value shall be the Net Present Value (NPV) of the reservation charge as calculated at Paragraph 28 that requestor(s) would pay at the rates requestor(s) has bid, which shall not be less than the Minimum Rate nor greater than the Maximum Rate, as stated on the currently effective Statement of Rates and Charges governing such service, over the term of service specified in the request. If the economic values of separate bids are equal, then service shall be offered to such requestors on a pro-rata basis.
                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: FEBRUARY   28, 1994                   Effective: APRIL       01, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                       First Revised Sheet No. 69
First Revised Volume No. 1-A         Superseding
                                                           Original Sheet No. 69

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

        18.  OPERATING PROVISIONS (Continued)

             18.1  Firm Service (Continued)

                   (d) If PGT accepts the winning bid(s) and tenders a Service
                       Agreement, requestor(s) shall complete and return the Service Agreement within thirty (30) days.
                   (e) Except as provided in Paragraph 28, PGT shall not be
                       obligated to tender or execute a Service Agreement for service at any rate less than the Maximum Rate set forth in the Statement of Effective Rates and Charges applicable to the service requested.
                   (f) A Shipper receiving service under FTS-1 shall not lose its priority for purposes of Paragraph 19 by the renewal or extension of term of that service; provided, however, any renewal or extension must be pursuant to a rollover or evergreen provision of the Service Agreement. Shipper's preexisting priority shall not apply, however, to any increase in transportation quantity or new primary point of delivery.

             18.2  Interruptible Service

                   The provisions of this Paragraph 18.2 shall be applicable to interruptible transportation service under Rate Schedule ITS-1 contained in this First Revised Volume No. 1-A.
                   (a) Interruptible transportation service under this First
                       Revised Volume No. 1-A shall be provided when, and to the extent that, capacity is available in PGT's existing facilities, which capacity is not subject to a prior claim under a pre-existing agreement pursuant to Rate Schedule FTS-1 or under another class of firm service.
                   (b) In the event where natural gas tendered by Shipper to PGT at the receipt point(s) for transportation, or delivered by PGT to Shipper (or for Shipper's account) at the delivery point(s), is commingled with other natural gas at the time of measurement, the determination of deliveries applicable to Shipper shall be made in accordance with operating arrangements satisfactory to Shipper, PGT and any third party transporting to or from PGT's system.
                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: FEBRUARY  28, 1994                       Effective: APRIL    01, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                       First Revised Sheet No. 70
First Revised Volume No. 1-A           Superseding
                                                           Original Sheet No. 70

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   18. OPERATING PROVISIONS (Continued)

       18.2  Interruptible Service (Continued)

             (c) PGT shall process the requests of potential Shippers requesting similar interruptible transportation service under this FERC Gas Tariff First Revised Volume No. 1-A on a first-come, first-served basis, to the extent practicable, taking into account the nature and character of the service requested. Available interruptible capacity shall be allocated by PGT on a first-come, first-served basis as provided in Paragraph 19 and determined by the date and time PGT receives a completed request for service under this FERC Gas Tariff which conforms to Paragraph 18 of these Transportation General Terms and Conditions.

             (d) A Shipper receiving service under ITS-1 shall not lose its priority for purposes of Paragraph 19 by the renewal or extension of term of that service; provided, however, any renewal or extension must be pursuant to a rollover or evergreen provision of the Service Agreement. Shipper's pre-existing priority shall not apply, however, to any increase in transportation quantity or new primary points of delivery.

             (e) If Shipper fails to nominate and tender gas within the later of: (a) fifteen (15) days after initial notification by PGT of the availability of service, (b) receipt of any necessary regulatory approvals, or (c) the installation of any necessary facilities, Shipper's priority date shall be deemed null and void, and the day Shipper first tenders gas to PGT at any receipt point shall be Shipper's new assigned priority date for service. Shipper's priority date designation pursuant to
                  Section 2.3 of the Transportation Service Agreement shall not be deemed null and void if Shipper's failure to nominate and tender gas is caused by an event of force majeure as defined in PGT's Transportation General Terms and Conditions.

                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: FEBRUARY   28, 1994                      Effective: APRIL    01, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                      First Revised Sheet No. 70A
First Revised Volume No. 1-A         Superseding
                                                          Original Sheet No. 70A

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   18. OPERATING PROVISIONS (Continued)

       18.3  Credit-worthiness

             (A)  Credit-worthiness for Firm Transportation Service

                  (1) PGT shall not be required to perform or to continue transportation service under this FERC Gas Tariff First Revised Volume 1-A on behalf of any Shipper who is or has become insolvent or who, after PGT's request, fails within a reasonable period to establish or confirm credit-worthiness. Shippers shall provide, initially and on a continuing basis, financial statements, evidence of debt and/or credit ratings, and other such information as is reasonably requested by PGT to establish or confirm Shipper's qualification for service. Credit limits will be established based on the level of requested service and Shipper credit-worthiness as established by the following:

                  (a) Credit-worthiness must be evidenced by at least a long term bond (or other senior debt) rating of BBB or an equivalent rating.

                       Such rating may be obtained in one of three ways:

                       (i) The rating will be determined by Standard and Poors or another recognized U.S. or Canadian debt rating service;

                       (ii) If Shipper's debt is not rated by a recognized debt
                            rating service, an equivalent rating as determined by PGT, based on the financial rating methodology, criteria and ratios for the industry of the Shipper as published by the above rating agencies from time to time. In general, such equivalent rating will be based on the audited financial statements for the Shipper's two most recent fiscal years, all interim reports, and any other relevant information;

                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: APRIL   20, 1994                           Effective: MAY    21, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                           Substitute Second Revised Sheet No. 71
First Revised Volume No. 1-A           Superseding
                                                      First Revised Sheet No. 71

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   18. OPERATING PROVISIONS (Continued)

        18.3 (A)  Credit-worthiness for Firm Transportation Service (Continued)

                       (iii) Shipper may, at its own expense, obtain a private rating from a recognized debt rating service, or request that an independent accountant or financial advisor, mutually acceptable to PGT and the Shipper, prepare an equivalent evaluation based on the financial rating methodology, criteria, and ratios for the industry of the Shipper as published by the above rating agencies from time to time; or

                  (b)  Approval by PGT's lenders; or

                  (c) If Shipper is requesting credit to bid on a parcel that is for one year (365 days) or less of service through PGT's Capacity Release Program contained in Paragraph 28, and this option is selected by the Releasing Shipper, Shipper may demonstrate credit-worthiness by providing two years of audited financial statements demonstrating adequate financial strength to justify the amount of credit to be extended. PGT shall apply consistent evaluation practices to determine credit-worthiness.

                  (2) If Shipper does not establish or maintain credit-worthiness as described above, Shipper has the option of receiving transportation service under this FERC Gas Tariff by providing to PGT one of the following alternatives:



                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: MAY           31, 1994                      Effective: MAY   21, 1994
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RP94-211-000         , dated MAY        20, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                       First Revised Sheet No. 72
First Revised Volume No. 1-A           Superseding
                                                           Original Sheet No. 72

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   18. OPERATING PROVISIONS (Continued)

       18.3  (A)  Credit-worthiness for Firm Transportation Service (Continued)

                  (a) A guarantee of Shipper's financial performance in a form satisfactory to PGT and for the term of the Gas Transportation Agreement from a corporate affiliate of the Shipper or a third party either of which meets the credit-worthiness standard discussed above.

                  (b)  Other security acceptable to PGT's lenders.

       18.3  (B)  Credit-worthiness for Interruptible Transportation Service

             (1) PGT shall not be required to perform or to continue interruptible transportation service under this FERC Gas Tariff First Revised Volume No. 1-A on behalf of any Shipper who is or has become insolvent or who, at PGT's request, fails within a reasonable period to demonstrate credit-worthiness. Shipper's credit-worthiness shall be determined by providing proof of least two of the items listed below:

                  (a) A long-term bond or commercial paper rating from Standard and Poors or Moody's equivalent to a "Ba" or better, or a commercial paper rating from Standard and Poors or Moody's equivalent to Prime-3 or better.

                  (b) Audited financial statements for the two preceding years showing good financial strength.

                  (c) An estimated financial strength rating by Dun and Bradstreet sufficient to cover the credit to be extended and a corresponding Dun and Bradstreet composite credit appraisal of "fair" or better.

                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: FEBRUARY  28, 1994                     Effective: APRIL      01, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                       First Revised Sheet No. 73
First Revised Volume No. 1-A
                                            Superseding
                                                           Original Sheet No. 73
--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   18. OPERATING PROVISIONS (Continued)

       18.3  (B)  Credit-worthiness for Interruptible Transportation Service
                  (Continued)

                  (d) A demonstration by the Shipper that the Company has sufficient financial capacity or backing to warrant an extension of credit. This demonstration could include proof of banking relationships sufficient to cover the service agreement, or a detailed listing of credit references within the industry, exhibiting a good credit history.

             (2) If Shipper does not demonstrate credit-worthiness, Shipper has the option of receiving interruptible transportation service under this FERC Gas Tariff First Revised Volume No. 1-A if Shipper provides PGT a letter of credit in an amount equal to the cost of performing the maximum level of service requested for a three (3) month period of time. The letter of credit must be from a credit worthy financial institution and be in place before the Transportation Service Agreement can be signed. The Shipper also has the option of receiving transportation service if Shipper prepays for transportation services on a month-to-month basis pursuant to the following terms:
                  (a) For a calendar month in which transportation service is desired (delivery month), Shipper must notify PGT no later than eight (8) business days prior to the commencement of delivery month (estimation date) of its estimation of the maximum, cumulative gas deliveries (monthly estimation) desired for the delivery month. (For Shipper's initial monthly estimation, the delivery month, or remaining portion thereof, shall commence eight (8) days after the estimation date.) Notice of monthly estimation may be telephonic or written; telephonic notices must be confirmed in writing and received by PGT within five (5) business days. PGT will advise Shipper within forty-eight (48) hours of the estimation date of the exact dollar amount of the prepayment. Shipper shall not deliver or receive gas in excess of the monthly estimation during delivery month.

                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: FEBRUARY  28, 1994                     Effective: APRIL      01, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                       First Revised Sheet No. 74
First Revised Volume No. 1-A           Superseding
                                                           Original Sheet No. 74

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   18. OPERATING PROVISIONS (Continued)

       18.3  (B)  Credit-Worthiness for Interruptible Transportation Service
                  (Continued)

             (b) No later than three (3) business days (settlement date) prior to commencement of delivery month, Shipper shall pay to PGT and PGT shall have received from Shipper lawful money of the United States in an amount equal to the prepayment amount provided to Shipper by PGT described above.

             (c) On or before the twentieth (20th) day following delivery month, PGT shall provide a statement to Shipper detailing the transportation service provided during the delivery month. The statement will reconcile the amount prepaid in accordance with the monthly estimation, with the actual cost of transportation service provided, and provide a credit to Shipper, if applicable. Any such credit will be deducted from the prepayment for the following month. Should the Shipper elect not to receive transportation services for the following month, Shipper shall so notify PGT in writing; PGT will issue a check to the Shipper within seven (7) business days following receipt by PGT of such notice.

       18.3  (C)  Credit-worthiness for Firm and Interruptible Transportation
                  Service

                  For purposes of this FERC Gas Tariff First Revised Volume No. 1-A the insolvency of a Shipper shall be evidenced by the filing by such Shipper or any parent entity thereof (hereinafter collectively referred in this paragraph to as "the Shipper") of a voluntary petition in bankruptcy or the entry of a decree or order by a court having jurisdiction in the premises adjudging the Shipper as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Shipper under the Federal Bankruptcy Act or any Act or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Shipper

                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: FEBRUARY  28, 1994                     Effective: APRIL      01, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                       First Revised Sheet No. 75
First Revised Volume No. 1-A           Superseding
                                                           Original Sheet No. 75

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)


   18. OPERATING PROVISIONS (Continued)

       18.3  (C)  Credit-worthiness for Firm and Interruptible Transportation
                  Service (Continued)

                  or composition of or in respect of the Shipper under the Federal Bankruptcy Act or any Act or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Shipper or of any substantial part of its property, or the ordering of the winding-up liquidation of its affairs, with said order or decree continuing unstayed and in effect for a period of sixty (60) consecutive days.

                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: FEBRUARY 28, 1994                      Effective: APRIL      01, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                       First Revised Sheet No. 76
First Revised Volume No. 1-A           Superseding
                                                           Original Sheet No. 76

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   18. OPERATING PROVISIONS (Continued)

       18.4 Upon request of PGT, Shipper shall from time to time submit estimates of daily, monthly and annual quantities of gas to be transported, including peak day requirements.

       18.5 PGT shall not be obligated to install additional facilities, other than those specified in Paragraph 4.1 herein, that are required to provide service under this FERC Gas Tariff First Revised Volume No. 1-A; provided, however, PGT may install or Shipper may pay all of the expenses incurred for installing additional facilities on a nondiscriminatory basis and under terms that are mutually agreeable. In the event PGT incurs the cost of installing additional facilities on behalf of a Shipper, Shipper shall pay, in addition to the rate(s) stated in the applicable rate schedule, the prorated(based on Transportation Contract Demand) cost of service attributable to any such additional facilities until such time as a different allocation procedure is specified by Commission order.

       18.6 No transportation service will be conducted for the account of Shipper by PGT until PGT has received the completed service request form, unedited and complete as to form, and Shipper has been advised by PGT that the transportation service may commence.

       18.7 Requests for interruptible and firm transportation service hereunder shall be made by providing the information contained in PGT's Transportation Request Form to PGT.



                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: FEBRUARY 28, 1994                      Effective: APRIL      01, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                       First Revised Sheet No. 77
First Revised Volume No. 1-A           Superseding
                                                           Original Sheet No. 77

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   18. OPERATING PROVISIONS (Continued)

       18.8  Transportation Request Form

   Gentlemen:

   ________________________________ (Shipper) hereby requests gas transportation service from Pacific Gas Transmission Company (PGT) in accordance with Paragraph 18.8 of the Transportation General Terms and Conditions of PGT's tariff and concurrently provides the following information relative to this request:

   1.  Shipper's Name  ___________________________________________
       Business Address __________________________________________
       State or Province of Incorporation ________________________

   2.  Requesting Party ____________________ Title _______________
       Contact Name ________________________ Phone _______________

   3.  Shipper's Status: LDC ____  Intrastate ____  End User _____
       (Check one)        Producer ____  Marketer/Broker _________
                          Gatherer ____  Interstate ____
                          Other __________________________________

   4.  Type of Service Requested:  (Check all applicable)
       a.  Part 284  Interruptible ____
       b.  Part 284  Firm ____*
       c.  New Service ____
       d.  Amendment to PGT Contract #_______
       e.  Add/Change Receipt/Delivery Point ____
       f.  Authority to Bid for Released Capacity ____

       * PGT will accept requests for firm transportation service. At such time that firm capacity may become available, PGT will evaluate such requests. Currently, no excess firm capacity is available on the PGT system.

   5.  Type of Authority: Blanket Section 7 (Part 284,
                          Subpart G)____
                          Section 311(a) (Part 284, Subpart B)____

                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: FEBRUARY 28, 1994                      Effective: APRIL      01, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                      Second Revised Sheet No. 78
First Revised Volume No. 1-A           Superseding
                                                      First Revised Sheet No. 78

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   18. OPERATING PROVISIONS (Continued)

       18.8  Transportation Request Form (Continued)

   6. If Shipper requests service under Section 311(a), provide the following information concerning the party on whose behalf the transportation will be provided (the "On Behalf of" party):

       (a)  The exact legal name of the "On Behalf Of" party:
       ________________________________________________________________
       (b)  The "On Behalf Of" party's address (if other than Shipper):
       ________________________________________________________________
       ________________________________________________________________
       ________________________________________________________________
       (c)  Is the "On Behalf Of" party:
             A Local Distribution Company ______
             An Intrastate Pipeline       ______

   7. If Shipper requests service under Section 311(a), Shipper must provide a certification that the service qualifies under 18 C.F.R. (S) 284.102. To enable PGT to verify that the requested transportation service will qualify under 18 C.F.R. (S) 284.102, the certification must provide facts showing that:

       (a) the "On Behalf Of" party will have physical custody of and transport the natural gas at some point; or

       (b) the "On Behalf Of" party will hold title to the natural gas at some point, which may occur prior to , during, or after the time that the gas is transported by PGT, for a purpose related to the "On Behalf Of" party's status and function as an intrastate pipeline or its status and function as a local distribution company; or

       (c) the gas will be delivered to a customer that is either located in the "On Behalf Of" party's service area, if the "On Behalf Of" party is a local distribution company, or is physically able to receive direct deliveries of gas from the "On Behalf Of" party, if the "On Behalf Of" party is an interstate pipeline, and that "On Behalf Of" party has certified that it is on its behalf that PGT will be providing the requested transportation service. (The "On Behalf Of" party's certification must be submitted with the Transportation Request Form.)

                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: FEBRUARY 28, 1994                      Effective: APRIL      01, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                       First Revised Sheet No. 79
First Revised Volume No. 1-A           Superseding
                                                Substitute Original Sheet No. 79

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)


   18. OPERATING PROVISIONS (Continued)

       18.8  Transportation Request Form (Continued)

   8.  The intended use of the gas is:
       _____ utility or pipeline system supply
       _____ end use by industry or commerce
       _____ other (specify)


   9.  Requested Commencement Date _______________ (not to exceed
       3 months from request date)
       Termination Date __________________
       Evergreen clause desired (Complete for Part 284 Interruptible or Firm
       Service only):   Yes _____       No _____


   10. Transportation Quantities:
       a)   Total Maximum Daily Quantity (MDQ): __________ MMBtu/day
       b)   Total quantity for contract period: __________ MMBtu


   11. Notices to:
              _______________________________________________________
                           Mailing Address
              _______________________________________________________
                           City                 State     Zip
              _______________________________________________________
              Street Address (if P.O. Box was used above)
              _______________________________________________________
                           City                 State     Zip
              _______________________________________________________
                           Attention                  Title
              _______________________________________________________
                           Telephone Number     Fax Number


                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: FEBRUARY 28, 1994                      Effective: APRIL      01, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                       First Revised Sheet No. 80
First Revised Volume No. 1-A           Superseding
                                                Substitute Original Sheet No. 80

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)



   18. OPERATING PROVISIONS (Continued)

       18.8  Tranportation Request Form (Continued)

             Invoices to:

                  _______________________________________________________
                           Mailing Address
                  _______________________________________________________
                           City                    State     Zip
                  _______________________________________________________
                           Street Address (if P.O. Box was used above)
                  _______________________________________________________
                           City                    State     Zip
                  _______________________________________________________
                           Attention                     Title
                  _______________________________________________________
                           Telephone Number        Fax Number



                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: FEBRUARY 28, 1994                      Effective: APRIL      01, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                       First Revised Sheet No. 81
First Revised Volume No. 1-A           Superseding
                                                Substitute Original Sheet No. 81

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   19. PRIORITY OF SERVICE, SCHEDULING AND NOMINATIONS

       19.1  Priority of Firm Service

             PGT shall provide service first for firm transportation Shippers for service at Shipper's primary receipt and delivery points in accordance with the applicable executed service agreements and rate schedules.

             Next, PGT will provide firm transportation service for service at Shipper's secondary receipt and delivery points or primary receipt and secondary delivery points in accordance with the applicable executed service agreements and rate schedules.

             If full service cannot be provided, PGT shall provide service on a pro rata basis according to the respective total Maximum Daily Demand or Maximum Daily Quantity, as appropriate, specified in each executed service agreement, first for service at Shipper's primary receipt and delivery points and second for service at Shipper's secondary receipt and delivery points.

             These provisions also apply for capacity released under PGT's capacity release program, and are subject to the terms and conditions as specified in an executed firm service agreement between PGT and Shipper. All service under the capacity release program shall be considered firm for purposes of priority of service.

       19.2  Priority of Interruptible Service

             Interruptible transportation service under this FERC Gas Tariff First Revised Volume No. 1-A shall be provided when, and to the extent that, capacity is available in PTG's existing facilities, which capacity is not subject to a prior claim under a pre-existing contract, service agreement, certificate or under Priority 1 - Firm Service. PGT will provide interruptible transportation service, as set forth in Paragraph 19 of these Transportation General Terms and Conditions, on a first-come, first-served basis, as determined by the date and time PGT receives a completed request for service conforming to Paragraph 18.8, as approved by the Commission in Docket No. CP87-159-000.

                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: FEBRUARY 28, 1994                      Effective: APRIL      01, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                      First Revised Sheet No. 81A
First Revised Volume No. 1-A           Superseding
                                                          Original Sheet No. 81A

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   19. PRIORITY OF SERVICE, SCHEDULING AND NOMINATIONS (Continued)

       19.3  Priority of Authorized Overrun Service

             Authorized overrun service shall have a priority lower than firm or interruptible as defined above. Priority within the overrun class shall be determined using a first-come, first-serve procedure.

       19.4  Nominations

             Quantities nominated for transportation shall be for previously approved and valid receipt and delivery points and shall be provided by Shipper via the Electronic Bulletin Board (EBB), to PGT's Gas Control no later than 10:00 a.m. Pacific Time for the following day. Nominations for an entire month may be made at any time up to 10:00 a.m. Pacific Time on the last day of the month. PGT shall have the discretion to accept nominations at such other later times as operating conditions may permit and without detrimental impact to other Shippers and upon confirmation that corresponding upstream and downstream arrangements in a manner satisfactory to PGT have been made. The receipt of the nomination by PGT is notice that all necessary regulatory approvals have been received and that valid upstream and downstream transportation and other contractual arrangements are in place. Shipper shall provide as a component of its nomination such other information as may be required by PGT to enable it to identify, confirm and schedule the nomination. Shipper shall also prioritize nominated receipts and deliveries when there is more than one supplier and more than one shipper customer respectively. Shipper designated priorities will be used to allocate gas when the upstream and downstream nominations vary from PGT's Shipper nominations. PGT shall be allowed to rely conclusively on the information submitted as part of the nomination in confirming the nomination for scheduling and allocation.

                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: FEBRUARY 28, 1994                      Effective: APRIL      01, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                     Second Revised Sheet No. 81B
First Revised Volume No. 1-A           Superseding
                                                     First Revised Sheet No. 81B

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)
   19. PRIORITY OF SERVICE, SCHEDULING AND NOMINATIONS (Continued)
       19.4  Nominations (Continued)

             Requests to amend previously scheduled nominations may be accepted during the gas day, subject to operational conditions and, further that corresponding upstream and downstream adjustments in a manner satisfactory to PGT can be confirmed. A request to increase a nomination for firm transportation up to the MDQ specified in the Service Agreement will be accommodated to the extent operating conditions permit; provided, however an increased nomination will not be scheduled to the extent it would affect another Shipper's flowing quantities during the Gas Day that the increased nomination is received. A request to increase a nomination for interruptible transportation shall be permitted only to the extent that capacity is available and that no displacement of other interruptible transportation occurs. Such changes will become effective only when system operating conditions, as determined by PGT, permit changes to occur.

             Quantities nominated are for a daily rate, and will be received and delivered at a uniform hourly rate of confirmed quantity divided by 24, unless as determined by PGT, variance from the hourly rate will not be detrimental to the operation of the pipeline or adversely affect other PGT Shippers. Nominations, as amended by Shipper and received by PGT, shall remain in effect during the month for which the nomination is applicable, whether or not transportation occurs, until a new or amended nomination is provided by Shipper and received by PGT. PGT reserves the right to reject any nominated quantity of less than 24 MMBTU/day. PGT's primary method of nomination transmission shall be the EBB. If and only if, the EBB is inoperable, shall PGT accept nominations via alternative means such as fax transmittal. PGT requires that a Shipper designate, in writing, those individuals who will be authorized to place nominations for transportation on the system.

       19.5  Priority of Parking and Authorized Imbalance Service

             Parking and Authorized Imbalance Service shall have the lowest priority on PGT's system. All other transportation service, including rectification of imbalances, have superior priority to these services.

                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: AUGUST   12, 1994                      Effective: SEPTEMBER  14, 1994
Issued to comply with order of the Federal Energy Regulatory
Commssion, Docket No. RP94-145-000          , dated AUGUST     03, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                      First Revised Sheet No. 81C
First Revised Volume No. 1-A           Superseding
                                                          Original Sheet No. 81C

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   20. CURTAILMENT

       PGT shall have the right to curtail, interrupt, or discontinue Transportation Service on any portion of its system at any time for reasons of Force Majeure or when capacity, supply, or operating conditions so require or it is necessary or desirable to make modifications, repairs, or operating changes to its system. PGT shall provide notice of such occurrences as is reasonable under the circumstances.

       Capacity may become constrained at individual receipt points, delivery points or on segments of the pipeline. PGT shall exercise this curtailment provision only at the point(s) or segment(s) of the pipeline affected by the constraint. When capacity is constrained or otherwise insufficient to serve all the transportation requirements which are scheduled to receive service, transportation service will be curtailed in reverse order of the scheduling provided in Paragraph 19.

       Curtailment of firm service if necessary, will be performed pro rata based on the MDQ across the contracts scheduled to use capacity at the applicable delivery point(s) or mainline segment(s) of pipeline, applied first to secondary delivery points.

       Curtailment of firm service, if necessary, at receipt points will be performed pro rata based on the quantities scheduled at the affected receipt point(s), applied first to secondary receipt points.

       If, on any day, PGT determines the capacity of its mainline system, or any portion thereof, including the points at which gas is tendered for transportation, is insufficient to serve transportation requirements which are otherwise scheduled to receive service on such day, or to accept the quantities of gas tendered, capacity which requires allocation shall be allocated in a manner which results in curtailment of capacity, to zero if necessary, first to the last quantities scheduled, and then sequentially in reverse order to the scheduling provided for in Paragraph 19, except that mid-gas day domination increases by interruptible Shippers shall not bump those interruptible Shippers' volumes already confirmed for that gas day.

                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: FEBRUARY 28, 1994                      Effective: APRIL      01, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                       First Revised Sheet No. 82
First Revised Volume No. 1-A          Superseding
                                                           Original Sheet No. 82

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   21. BALANCING

       Balancing of thermally equivalent quantities of gas received and delivered by PGT shall be achieved as nearly as feasible on a daily basis, with any cumulative imbalance accounted for on a monthly basis. Correction of imbalances shall be the responsibility of the Shipper whether or not notified by PGT at the time of incurrence of the imbalance. Correction of imbalances shall be scheduled with PGT using the nomination process as soon as an imbalance is known to exist based on the best available current data. Nominations to correct imbalances shall have the lowest priority for scheduling purposes and shall be subject to the availability of capacity and other operational constraints for imbalance correction. If on any day capacity is insufficient to schedule all imbalance nominations, all such nominations shall be prorated accordingly. To maintain the operational integrity of its system, PGT shall have the right to balance any Shipper's account as conditions may warrant.

       Imbalances shall exist as defined below and be subject to the applicable charges and penalties if not corrected.

       a)    Actual delivered quantity exceeds MDQ

             An imbalance shall exist if the actual delivered quantity on any day exceeds the MDQ and the delivered quantity in excess of the MDQ has not been authorized by PGT (Unauthorized Overrun).

             Penalty: A Shipper shall be assessed $5/MMBTU for the quantity that is greater than 10% of the MDQ or 1000 MMBTU, whichever is greater.

             In addition, the quantity delivered in excess of the MDQ shall be charged the Authorized Overrun charge as provided in the applicable rate schedule of Shipper.

                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: FEBRUARY 28, 1994                      Effective: APRIL      01, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                       First Revised Sheet No. 83
First Revised Volume No. 1-A           Superseding
                                                           Original Sheet No. 83

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   21. BALANCING (Continued)

       (b)   Actual delivered quantity exceeds receipt quantity

             A net positive imbalance shall exist if the difference between the delivered quantity and the quantity received, taking into account the reduction in quantity for compressor fuel use, yields a positive result. Commencing upon notification by PGT of the existence of the imbalance, Shipper shall have 3 days to correct the imbalance.

             Penalty: If, at the end of the 3 day period the difference between the actual delivered quantity and the receipt quantity is in excess of 10% of the delivered quantity or 1000 MMBTU, whichever is greater, the Shipper shall be assessed a charge of $5/MMBTU applied to the excess quantities. If the imbalance is not corrected within 45 days of PGT's notice of an imbalance, the Shipper shall be assessed an additional charge of $5/MMBTU, applied to the net imbalance remaining at the end of the 45 day balancing period.



                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: FEBRUARY 28, 1994                      Effective: APRIL      01, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                       First Revised Sheet No. 84
First Revised Volume No. 1-A           Superseding
                                                           Original Sheet No. 84

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   21. BALANCING (Continued)

       (c)   Actual quantity received exceeds delivered quantity

             A net negative imbalance shall exist if the difference between the delivered quantity and the quantity received taking into account the reduction in quantity for compressor fuel use, yields a negative result. Commencing upon notification by PGT of the existence of the imbalance, Shipper shall have 3 days to correct the imbalance.

             Penalty: If, at the end of the 3 day period the difference between the actual quantity received and the delivered quantity is in excess of 10% of the delivered quantity or 1000 MMBTU, whichever is greater, the Shipper shall be assessed a penalty of $2/MMBTU applied to the excess quantity. If the imbalance is not corrected within 45 days of PGT's notice of an imbalance, PGT shall be able to retain the remaining imbalance quantity without compensation to the Shipper and free and clear of any adverse claim.

       (d)   Scheduled delivery quantity exceeds actual delivered quantity

             An imbalance shall exist when the quantity scheduled (nominated and confirmed) for delivery exceeds the actual delivered quantity.

             Penalty: When the difference between the scheduled delivery quantity and actual delivered quantity is in excess of 10% of the actual deliveries, or 1000 MMBTU, whichever is greater, the Shipper shall be assessed the maximum applicable interruptible transportation rate applied to the excess quantities.

                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: FEBRUARY 28, 1994                      Effective: APRIL      01, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                           Original Sheet No. 84A
First Revised Volume No. 1-A

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   21. BALANCING (Continued)

       (e)   Actual delivered quantity exceeds scheduled delivery quantity

             An imbalance shall exist when the quantity delivered exceeds the quantity scheduled (nominated and confirmed).

             Penalty: When the difference between the actual delivered quantity and the scheduled delivery quantity is in excess of 10% of the scheduled quantity or 1000 MMBTU whichever is greater, the Shipper shall be assessed a charge of $5/MMBTU applied to the excess quantity.

       Imbalance determinations as described above will be performed on a daily basis and each daily occurrence will constitute a separate incident. It is recognized and understood that more than one penalty provision may apply to each imbalance incident.

       In the event that any penalty would otherwise be applicable under these provisions as a direct consequence of any action or failure to take action by PGT or the failure of any facility under PGT's control, or an event of force majeure as defined in these Transportation General Terms and Conditions, said penalty shall not apply.

       The payment of a penalty in dollars pursuant to Paragraph 21 shall under no circumstances be considered as giving any Shipper the right to deliver or take overrun quantities.

       Upon termination of a Service Agreement, Shipper shall have 60 days to correct any remaining imbalances. After his period has elapsed, PGT shall have the right to retain any negative imbalance quantity without compensation to the Shipper and shall assess a charge of $5/MMBTU for any positive imbalance quantity as applicable.



                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: FEBRUARY 28, 1994                      Effective: APRIL      01, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                             Original Sheet No.85
First Revised Volume No. 1-A

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)


   22. ANNUAL CHARGE ADJUSTMENT (ACA) PROVISION

       22.1 Purpose: PGT shall recover from Shippers the annual charge assessedto PGT by the Federal Energy Regulatory Commission for budgetary expenses pursuant to Section 154.38(d)(6) of the Commission's regulations and Order No. 472 issued May 29, 1987. PGT shall recover this charge by means of an Annual Charge Adjustment
             (ACA); a per unit rate equivalent to the unit rate assessed against PGT by the Commission shall be included in PGT's transportation rates. (During the period that this ACA provision is in effect, PGT shall not recover in a Natural Gas Act Section 4 rate case annual charges recorded in FERC Account No. 928 assessed to PGT by the Commission pursuant to Order No. 472.)

       22.2 Filing Procedure: The notice period and proposed effective date of filings pursuant to this paragraph shall be as permitted under
             Section 4 of the Natural Gas Act; provided, however, that any such filing shall not become effective unless they become effective without suspension or refund obligation.

       22.3 ACA Unit Rate Adjustment: PGT's ACA unit rate shall be the unit rate used by the Commission to determine the annual charge assessment to PGT, and shall be reflected in the Statement of Effective Rates and Charges of this FERC Gas Tariff First Revised Volume No. 1-A.

       22.4 Affected Rate Schedules: The ACA provision shall apply to all rate schedules contained in PGT's FERC Gas Tariff First Revised Volume No. 1-A.

   23. SHARED OPERATING PERSONNEL AND FACILITIES

       PGT and its marketing affiliate do not share any operating personnel. PGT does not share any facilities with its marketing affiliate. To the extent PG&E elects service under Rate Schedule USS-1, PGT employees involved with the implementation of USS-1 service will operate independently from PGT's pipeline operating employees.

                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: AUGUST   02, 1993                      Effective: NOVEMBER   01, 1993
Issued to ocmply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-46-000, et al.   , date JULY       12, 1993

Pacific Gas Transmission Company
FERC Gas Tariff                                       First Revised Sheet No. 86
First Revised Volume No. 1-A           Superseding
                                                           Original Sheet No. 86

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   24. COMPLAINT PROCEDURES

       24.1 Any Shipper or potential Shipper may register a complaint regarding requested or provided transportation service. The complaint may be communicated to PGT primarily by use of PGT's Electronic Bulletin Board (EBB) and secondarily either orally, and/or in writing. Oral complaints should be made to PGT's Manager of Gas Transportation and Services, telephone (503) 833-4300. Written complaints should be sent via registered or certified mail, facsimile (FAX No. (503) 833-4396) , or hand delivered to:

             Pacific Gas Transmission Company
             2100 Southwest River Parkway
             Portland, OR 97201
             Attention: Manager of Gas Transportation and Services

             Oral, written and EBB-submitted complaints must contain the following minimum information:

             - Shipper or potential Shipper's name, address, and FAX and telephone numbers;
             -  Shipper or potential Shipper's contact representative;
             -  A clear, concise statement of the complaint.

             Each complaint will be recorded in PGT's Transportation Service Complaint Log maintained by PGT's Gas Transportation and Services Department located in Portland. Complaints will be logged by date and time received by PGT.

       24.2  PGT will initially respond to each complaint within forty-eight
             (48) hours after PGT receives it. PGT will provide a written response to each complaint within thirty (30) days after PGT receives it. PGT's written response will be sent to Shipper or potential Shipper by certified or registered mail If the complaint was filed by the EBB, then PGT shall respond via the EBB. A copy of all complaints will be filed in the Transportation Service Complaint Log.

                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: R.T. Howard, Manager, Rates and Regulatory Affairs
Issued on: OCTOBER  18, 1995                      Effective: NOVEMBER   18, 1995

Pacific Gas Transmission Company
FERC Gas Tariff                                       First Revised Sheet No. 87
First Revised Volume No. 1-A           Superseding
                                                           Original Sheet No. 87

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)
   25. INFORMATION CONCERNING AVAILABILITY AND PRICING OF TRANSPORTATION SERVICE AND CAPACITY AVAILABLE FOR TRANSPORTATION

       25.1 Any affiliated or nonaffiliated Shipper or potential Shipper may obtain information concerning the availability and pricing of PGT's transportation services and the pipeline capacity available for transportation by:

             (a)  Contacting PGT at:
                  Pacific Gas Transmission Company
                  Marketing and Transportation Department
                  2100 Southwest River Parkway
                  Portland, OR 97201
                  Telephone: (503) 833-4300

                  or (California customers)

                  Pacific Gas Transmission Company
                  California Marketing Group
                  101 Spear Street, Suite 200
                  San Francisco, CA 94105
                  Telephone: (415) 778-3000
                  Fax: (415) 778-3091

                  Inquiries may be made orally or in writing.
                  Upon request, PGT will provide to any Shipper or potential Shipper a copy of its FERC Gas Tariff, First Revised Volume No. 1-A, as well as any published notices concerning discounts then available to existing Shippers on the PGT system.

             (b) Subscribing to PGT's twenty-four (24) hour Electronic Bulletin Board by calling 1-503-833-4310. The Electronic Bulletin Board provides current information concerning the availability and pricing of transportation service on the PGT system, including all effective rates and discount notices, and capacity available for transportation.

       25.2 The procedures to be followed by a potential Shipper requesting transportation service from PGT or by an existing Shipper requesting an amendment to its existing service or additional service from PGT are specified in Paragraph 18 of these
             Transportation General Terms and Conditions.     (Continued)

--------------------------------------------------------------------------------
Issued by: R.T. Howard, Manager, Rates and Regulatory Affairs
Issued on: OCTOBER  18, 1995                      Effective: NOVEMBER   18, 1995

Pacific Gas Transmission Company
FERC Gas Tariff                                       First Revised Sheet No. 88
First Revised Volume No. 1-A           Superseding
                                                           Original Sheet No. 88

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   25. INFORMATION CONCERNING AVAILABILITY AND PRICING OF TRANSPORTATION SERVICE AND CAPACITY AVAILABLE FOR TRANSPORTATION (Continued)

       25.3 The procedures to be followed by Shippers for submitting nominations for transportation service are specified in Paragraph 19 of these Transportation General Terms and Conditions.

   26. MARKET CENTERS

       The Market Center is defined as a point of interconnection between PGT and other pipelines and local distribution companies. PGT shall provide for Market Centers on PGT. Parties wishing to use Market Centers on the PGT system shall contact PGT for this service. At these Market Centers, Agents other than the pipeline Shippers, trade gas quantities without actively shipping the gas either upstream or downstream of the Market Center.

       Agents must nominate for the gas transactions in accordance with the nomination procedures of the Transportation General Terms and Conditions of First Revised Volume No. 1-A. An Agent's nomination for upstream supply and downstream delivery must match the corresponding upstream Shipper nomination and the downstream customer request.



                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: FEBRUARY 28, 1994                      Effective: APRIL      01, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                           Original Sheet No. 88A
First Revised Volume No. 1-A

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)



   27. PLANNED PGT CAPACITY CURTAILMENTS AND INTERRUPTIONS

       27.1 When PGT needs to temporarily curtail or interrupt service to any Shipper hereunder for the purpose of making planned alterations or repairs, PGT shall give Shipper as much notice as possible of the process so that each Shipper's firm transportation requirements are taken into account in the planning process.

       27.2 In the spring of each year PGT shall publish on its electronic bulletin board (EBB) to all Shippers a schedule of planned major maintenance and repairs which affect system capacity. The schedule shall show the estimated delivery point capacity for the next 12 months.

       27.3 On a daily basis PGT shall post, on its EBB, capacity for each forthcoming gas day plus the estimated capacity for the next two gas days.

                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: FEBRUARY 28, 1994                      Effective: APRIL      01, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                      First Revised Sheet No. 89
First Revised Volume No. 1-A           Superseding
                                                          Original Sheet No. 89

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   28. CAPACITY RELEASE

       28.1  Eligibility to Release

                  Any firm Shipper which contracts for firm transportation service under Part 284 of the Commission's regulations (Releasing Shipper) is eligible to release all or part of its capacity (Parcel) for use by another party (Replacement Shipper). Any Replacement Shipper which has previously contracted for a Parcel may also release its capacity to another party as a secondary release subject to the terms and conditions described herein.

                  Upon releasing a Parcel, consistent with the terms and conditions described herein, all Releasing Shippers shall remain ultimately liable for all reservation charges billable for the originally contracted service. The Releasing Shipper, whether a primary or secondary capacity holder, must post the capacity it seeks to release on PGT's Electronic Bulletin Board (EBB) prior to the close of the Posting Period defined herein.

                  A Releasing Shipper may release all of its capacity for the remainder of the term of its contract and extinguish its contractual obligations to PGT provided that: 1) the Replacement Shipper for this capacity is creditworthy pursuant to PGT's credit standards; 2) that the rate paid by the Replacement Shipper be no less than the rate contracted between the Releasing Shipper and PGT for the maximum volume, for the remaining term of the contract or the Releasing Shipper's maximum tariff rate; and 3) the release is for all of the Releasing Shipper's capacity. The release may be structured such that the right of first refusal may transfer to the Replacement Shipper even if the release has recall provisions and has been recalled by the Releasing Shipper at the end of the service agreement.


                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: OCTOBER  13, 1993                      Effective: NOVEMBER   01, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-46-000, et al.  , dated OCTOBER   01, 1993

Pacific Gas Transmission Company
FERC Gas Tariff                                 Sub. Second Revised Sheet No. 90
First Revised Volume No. 1-A           Superseding
                                                      First Revised Sheet No. 90

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   28. CAPACITY RELEASE (Continued)

       28.2  Types of Release

             A Releasing Shipper may release a Parcel for a term (Release Term) up to or equivalent to the remaining term under its service agreement with PGT. Types of releases include:

             Rapid Release - thirty-one days or less, is not prearranged, requires bidding and is restricted to options 1 or 2 for the allocation of Parcels without special terms or conditions. A standard recall provision may be selected. (Capacity up to the full quantity of the release maybe recallable on 2 business days notice. This capacity may be returned to the Replacement Shipper on 2 business days notice. Replacement Shipper may refuse to accept such capacity returned in this fashion.)

             Standard Release - greater than or equal to one day, is not prearranged, and requires bidding.

             Prearranged Deal-A - less than or equal to thirty-one days. This type of release is prearranged and does not require bidding. Such prearranged deals shall be posted for informational purposes within 48 hours after the release transaction commences. This release cannot be rolled-over, renewed or otherwise extended beyond the term described above unless the Releasing Shipper follows the posting and bidding procedures that apply to the particular term sought contained in this Paragraph 28. The Releasing Shipper may not re-release this Parcel to the same Replacement Shipper until 28 days after the term of the initial release has ended. Rollovers are permitted without bidding or a waiting period provided the Prearranged Shipper agrees to pay the maximum rate and meet all the other terms and conditions of the release.

             Prearranged Deal-B - greater than or equal to thirty-one days at the maximum rate bid pursuant to the methodology selected by Releasing Shipper. This type of release is prearranged and does not require bidding.

             Prearranged Deal-C - greater than or equal to one day at a rate less than the maximum rate bid pursuant to the methodology selected by the Releasing Shipper. This type of release is prearranged, allows for bidding, and allows the right of first refusal.

                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: R.T. Howard, Mgr. Gas Supply & Reg. Affairs
Issued on: JUNE     19, 1995                      Effective: JULY       10, 1995
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RM95-5-000          , dated MAY     31, 1995

Pacific Gas Transmission Company
FERC Gas Tariff
First Revised Volume No. 1-A                          First Revised Sheet No. 91
                                       Superseding
                                                           Original Sheet No. 91

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   28. CAPACITY RELEASE (Continued)

       28.3  Notice Requirements

                  Any Releasing Shipper electing to release capacity shall submit a notice via PGT's EBB that it elects to release firm capacity. The notice shall set forth the following information:

                  (a) Releasing Shipper's legal name, contract number, and the name, title, address, telephone number, and fax number of the individual responsible for authorizing the release of capacity.

                  (b)  Rate schedule of the Releasing Shipper.

                  (c) Whether bidders will bid on the reservation charge or a volumetric equivalent of the maximum reservation charge applicable to the Parcel on a 100% load-factor basis. If a volumetric rate is used, Releasing Shipper must indicate whether bids on a reservation charge basis will be accepted as well and if so must specify the method of evaluating the two types of bids.

                  (d) Daily quantity of capacity to be released, expressed in MMBtu/d, at the designated delivery point(s). (This must not exceed Releasing Shipper's maximum contract demand available for capacity release and shall state the minimum quantity expressed in MMBtu/d acceptable for release.)

                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: FEBRUARY 28, 1994                      Effective: APRIL      01, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                       First Revised Sheet No. 92
First Revised Volume No. 1-A           Superseding
                                                           Original Sheet No. 92

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   28. CAPACITY RELEASE (Continued)

       28.3  Notice Requirements (Continued)

                  (e) The term of the release, identifying the date release is to begin and terminate. The minimum release term acceptable to PGT shall be one day.

                  (f) Whether the Releasing Shipper is willing to consider release for a shorter period of time than that specified in (e) above and if so, the minimum acceptable period of release.

                  (g)  The receipt and delivery point.

                  (h) Whether Option 1, 2, or 3 shall be used to determine the highest valued bid. If Option 3 is selected, Releasing Shipper must describe the criteria by which bids are to be evaluated.

                  (i) Whether the Releasing Shipper wants PGT to market its released capacity.

                  (j) Whether the Releasing Shipper requests to waive the creditworthiness requirements and agrees in such event to remain liable for all charges, or, if the release is for one year (365 days) or less, whether Releasing Shipper requests that the creditworthiness provisions of Paragraph 18.3(A)(1)(c) shall apply.

                  (k) Whether Releasing Shipper is a marketing or other affiliate of PGT.

                  (l) If release is a prearranged release, the Prearranged Shipper must be qualified pursuant to the criteria of Paragraph 28.6(a) unless waived above. Releasing Shipper shall include the Prearranged Shipper bid information pursuant to Paragraph 28.6(b) with its release information and shall indicate whether the Prearranged Shipper is affiliated with PGT or the Releasing Shipper.

                  (m) Any special nondiscriminatory terms and conditions applicable to the release.

                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: MAY      31, 1994                      Effective: MAY        21, 1994
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RP94-211-000        , dated MAY     20, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                      First Revised Sheet No. 93
First Revised Volume No. 1-A           Superseding
                                                          Original Sheet No. 93

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)
   28. CAPACITY RELEASE (Continued)

        28.3  Notice Requirements (Continued)

                  (n)  Tie-breaker method preferred: (1) pro rata, (2) lottery,
                       (3) order of submission (first-come/first-serve), (4) other. Other method must be objectively stated, administratively feasible as determined by PGT and nondiscriminatory. If none are selected, the system defaults to pro rata.

                  (o) Recall provisions. These provisions must be objectively stated, nondiscriminatory, applicable to all bidders, operationally and administratively feasible as determined by PGT and in accordance with PGT's tariff.

                  (p) The minimum rate (percentage of: reservation charge or a volumetric equivalent of the maximum reservation charge applicable to the Parcel on a 100% load-factor basis) acceptable to Releasor for this Parcel.

                  (q) Whether the Releasing Shipper is willing to accept contingent bids that extend beyond the close of the Bid Period and, if so, any nondiscriminatory terms and conditions applicable to such contingencies including the date by which such contingency must be satisfied (which date shall not be later than the last day upon which PGT must award capacity) and whether, or for what time period, the next highest bidder(s) will be obligated to acquire the capacity should the winning contingent bidder be unable to satisfy the contingency specified in its bid.

                  (r) Whether the Releasing Shipper wants to specify a longer bidding period for its Parcel than specified at Paragraph 28.8.
                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: AUGUST   02, 1993                      Effective: NOVEMBER   01, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-46-000, et al. , dated JULY    12, 1993

Pacific Gas Transmission Company
FERC Gas Tariff                                 Substitute Original Sheet No. 94
First Revised Volume No. 1-A           Superseding
                                                           Original Sheet No. 94

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   28. CAPACITY RELEASE (Continued)

       28.4  Marketing of Capacity Fee

                  PGT may act as a facilitator between a Releasing Shipper and a Replacement Shipper(s) that wishes to contract for that Releasing Shipper's capacity. All such Parcels must be posted on the EBB initially. A posting of a Parcel facilitated by PGT will include both the Parcel by the Releasing Shipper and the bid by the Prearranged Shipper. A marketing of capacity fee shall be negotiated between PGT and Releasing Shipper in a nondiscriminatory manner. Such a fee will apply when: a Releasing Shipper requests PGT to market released capacity, PGT actively markets such capacity beyond posting on the EBB, and such marketing results in capacity being released to a Replacement Shipper.

       28.5  Posting of a Parcel

                  The posting of a Parcel constitutes an offer to release the capacity provided a willing Replacement Shipper submits a valid bid consistent with PGT's Transportation General Terms and Conditions. The posting must contain the information contained in Paragraph 28.3. Any specific conditions posted by the Releasing Shipper must be operationally feasible, nondiscriminatory to other shippers, and in conformance with PGT's tariffs. If the Parcel is being released as a secondary release, then any recall provisions included in the primary release which may affect the re-release of this capacity must be included in the terms and conditions of the secondary release. Each Parcel will be reviewed by PGT prior to posting on the EBB for bidding. The receipt of a valid release will be acknowledged by the issuance of a release confirmation to the Releasing Shipper's EBB mailbox by PGT.

                  It is the Releasing Shipper's sole responsibility to provide release and Prearranged Shipper bid information in advance of the close of the Posting Period.



                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: OCTOBER  13, 1993                      Effective: NOVEMBER   01, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-46-000, et al. , dated OCTOBER  O1, 1993

Pacific Gas Transmission Company
FERC Gas Tariff                                            Original Sheet No. 95
First Revised Volume No. 1-A

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   28. CAPACITY RELEASE (Continued)

       28.5  Posting of a Parcel (Continued)

                  Releasing Shippers who elect to release capacity and select Option 3 for the highest valued bid methodology and/or include, in their release, nondiscriminatory recall provisions and/or special terms and conditions are required to submit their request to release capacity by 12:00 p.m. Pacific Time at least two business days before the close of the Posting Period. This is to ensure adequate time for PGT to review and validate that the Option 3 criteria and/or any recall and special terms and conditions are not discriminatory.

                  All Prearranged Shipper bids are subject to the Prearranged Shipper(s) meeting the preliminary qualifications as defined in Paragraph 28.6(a) for Replacement Shippers.

                  A Parcel may be revised or withdrawn by the Releasing Shipper at any time prior to the close of the Posting Period. A Parcel cannot be revised after the close of the Posting Period. Parcels may be withdrawn subsequent to the close of the Posting Period and up until the close of the Bid Period only in situations where the Releasing Shipper has an unanticipated need for the capacity. In such instances, Releasing Shipper shall notify PGT via the EBB of its need to withdraw the Parcel due to an unanticipated need for the capacity. The withdrawal or revision of a Parcel will terminate all bids submitted for that Parcel to date. Replacement Shippers will need to resubmit their bids for the Parcel if the Parcel is resubmitted for release.



                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: AUGUST   02, 1993                      Effective: NOVEMBER   01, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-46-000, et al. , dated JULY    12, 1993

Pacific Gas Transmission Company
FERC Gas Tariff                                            Original Sheet No. 96
First Revised Volume No. 1-A

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)
   28. CAPACITY RELEASE (Continued)

        28.6 Bidding for a Parcel

                  (a)  Preliminary Qualification

                       To bid for a Parcel, a Replacement Shipper must: pre-qualify by submitting a completed request for authority to bid for a Parcel, meet PGT's credit criteria, and execute an FTS-1 service agreement for capacity release as set forth in these Transportation General Terms and Conditions.

                       Replacement Shippers may carry out these requirements through the use of PGT's EBB. Replacement Shippers are encouraged to pre-qualify in advance of any postings on PGT's EBB as credit requirements will take differing amounts of time to process depending on the particular financial profile of Replacement Shippers. The pre-qualification process will authorize a pre-set maximum monthly financial exposure level for the Replacement Shipper. Such exposure levels may be adjusted by PGT periodically re-evaluating a Replacement Shipper's credit-worthiness.

                       Releasing Shippers may exercise their option to waive the credit requirements for any Replacement Shipper wishing to bid on a Parcel posted by that Releasing Shipper. Such waiver must be made on a nondiscriminatory basis. PGT must be informed of such waiver via the EBB before it will authorize such Replacement Shipper's participation with respect to that particular Parcel. In this instance, no pre-set maximum monthly financial exposure level is applicable.

                       Should a Releasing Shipper waive the credit requirements for a Replacement Shipper, the Releasing Shipper shall be liable for all charges incurred by the Replacement Shipper in the event such Replacement Shipper defaults on payment to PGT for such capacity release service.
                                                                     (Continued)


--------------------------------------------------------------------------------

Issued by: P.G. Rosput, Senior Vice President
Issued on: AUGUST    02, 1993                       Effective: November 01, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-46-000, et al., dated JULY       12, 1993

Pacific Gas Transmission Company
FERC Gas Tariff                                            Original Sheet No. 97
First Revised Volume No. 1-A

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   28. CAPACITY RELEASE (Continued)

        28.6 Bidding for a Parcel (Continued)

                   (a) Preliminary Qualification (Continued)

                       The execution of the FTS-1 service agreement for capacity release is to be signed "electronically" by the Replacement Shipper. The Replacement Shipper shall execute the FTS-1 service agreement for capacity release (exhibits excluded) through the use of an authorization code procedure on the EBB.

                       Upon notification by PGT of an award of a Parcel, PGT shall complete Exhibit R with the particulars of the awarded Parcel and Replacement Shipper shall execute, electronically, Exhibit R to the FTS-1 service agreement for capacity release.

                       A hard copy of the FTS-1 service agreement for capacity release, including Exhibit R (signed by hand by PGT and Replacement Shipper), will follow subsequent to the awarding of a Parcel.

                       A Replacement Shipper that subsequently obtains additional Parcels is not required to execute an additional FTS-1 service agreement for capacity release; rather, for each such additional Parcel obtained, an additional Exhibit R (designated sequentially "Exhibit R-2", "Exhibit R-3", etc.) will be executed and amended to such Replacement Shipper's FTS-1 service agreement for capacity release.

                       Once the Replacement Shipper has met PGT's preliminary contractual and credit requirements, PGT will amend the Replacement Shipper's authorization to add access to the bidding and releasing portions of PGT's capacity release program on its EBB. This authorization, in combination with the Replacement Shipper's password, which will be unique and known only by the Replacement Shipper, will entitle the
                                                                     (Continued)


--------------------------------------------------------------------------------

Issued by: P.G. Rosput, Senior Vice President
Issued on: AUGUST    02, 1993                       Effective: NOVEMBER 01, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-46-000, et al., date JULY        12, 1993

Pacific Gas Transmission Company
FERC Gas Tariff                                            Original Sheet No.98
First Revised Volume No. 1-A

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   28. CAPACITY RELEASE (Continued)

        28.6 Bidding for a Parcel (Continued)

                  (a)  Preliminary Qualification (Continued)

                       Replacement Shipper to submit a bid for a Parcel. Once a Replacement Shipper has acquired capacity, authority is granted to the Replacement Shipper to release that capacity.

                       The execution of the FTS-1 service agreement for capacity release and use of this authorization to submit a bid or to release capacity will constitute an obligation on the part of the Replacement Shipper to be bound by the terms and conditions of PGT's capacity release program as set forth in these Transportation General Terms and Conditions.

                  (b)  Submitting a Bid

                       All bids must be submitted through the use of PGT's EBB. Such bids shall be "open" for all participants to review. The particulars of all bids will be available for review but not the identity of bidders. PGT will post the identity of the winning bidder(s) only.

                       A Replacement Shipper cannot request that its bid be "closed", nor can a Releasing Shipper specify that "closed" bids be submitted on its releases. A Replacement Shipper may submit only one bid per Parcel posted at any one point in time. Bids received after the close of the Bid Period shall be invalid. The Replacement Shipper may bid for no more than the quantity of the Parcel posted by the Releasing Shipper. Simultaneous bids for more than one Parcel are permitted.

                                                                     (Continued)


--------------------------------------------------------------------------------

Issued by: P.G. Rosput, Senior Vice President
Issued on: AUGUST    02, 1993                       Effective: NOVEMBER 01, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-46-000, et al., dated JULY       12, 1993

Pacific Gas Transmission Company
FERC Gas Tariff                                             Original Sheet N0.99
First Revised Volume N0. 1-A

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   28. CAPACITY RELEASE (Continued)

        28.6 Bidding for a Parcel (Continued)

                  (b)  Submitting a Bid (Continued)

                       A valid bid to contract for a Parcel must contain the following information:

                       (1) Replacement Shipper's legal name, address, telephone and fax numbers and the name and title of the individual responsible for authorizing the bid.

                       (2)  The identification of the Parcel bid on.

                       (3) Term of service requested. The term of service must not exceed the term included in the Parcel.

                       (4) Percentage of the applicable maximum rate, as identified in the Parcel, that Replacement Shipper is willing to pay. A Replacement Shipper may not bid below the minimum applicable charge or rate nor above the maximum authorized charge or rate for the Parcel.

                       (5) The quantity desired not to exceed the quantity contained in the Parcel, expressed on a MMBtu/d delivered basis and greater than the minimum quantity acceptable to Replacement Shipper.

                       (6) Under Options 1 or 2 acceptance or rejection of all recall provisions and special nondiscriminatory terms and conditions of service associated with the release. Rejection of any terms results in an invalid bid.

                       (7) Whether or not Replacement Shipper is an affiliate of the Releasing Shipper.

                       (8) A statement as to whether or not Replacement Shipper is affiliated with PGT.

                                                                     (Continued)


--------------------------------------------------------------------------------

Issued by: P.G. Rosput, Senior Vice President
Issued on: AUGUST    02, 1993                       Effective: NOVEMBER 01, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-46-000, et al., dated JULY       12, 1993

Pacific Gas Transmission Company
FERC Gas Tariff                                          Original Sheet No. 100
First Revised Volume N0. 1-A

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   28. CAPACITY RELEASE (Continued)

        28.6 Bidding for a Parcel (Continued)

                  (b)  Submitting a Bid (Continued)

                       (9) An affirmative statement that Replacement Shipper agrees to be bound by the terms and conditions of Rate Schedule FTS-1 and PGT's capacity release provisions in its tariff.

                       (10) Whether the bid is a contingent bid and the
                            contingencies which must be satisfied by the date specified by the Releasing Shipper in its posting of the Parcel.

                  (c)  Confirmation of Bids

                       The receipt of a valid bid by PGT will be acknowledged by the issuance of a bid confirmation to the Replacement Shipper's EBB mailbox by PGT. It is the Replacement Shipper's sole responsibility to verify the correctness of the submitted bid and to take any corrective action necessary by resubmitting a bid when notified of an invalid or incomplete bid by PGT via the EBB. This must be done before the close of the Bid Period.

                  (d)  Withdrawn or Revision of Bids

                       A previously submitted bid may be withdrawn or revised and resubmitted at any time prior to the close of the Bid Period with no obligation on the Replacement Shipper's part. Resubmitted bids must be equal to or greater in value than the initial bids. Lower valued bids will be invalid.

                                                                     (Continued)


--------------------------------------------------------------------------------

Issued by: P.G. Rosput, Senior Vice President
Issued on: AUGUST    02, 1993                      Effective:  NOVEMBER 01, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-46-000, et al., dated JULY     12, 1993

Pacific Gas Transmission Company
FERC Gas Tariff                                           Original Sheet No. 101
First Revised Volume No. 1-A

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   28. CAPACITY RELEASE (Continued)

        28.7 Allocation of Parcels

                  (a)  Primary Allocation

                            Winning bids for Parcels shall be awarded based on one of the following three options to be selected by the Releasing Shipper when posting a Parcel:

                            Option 1 - Price

                            Bids will be given priority based on the maximum rate bid as represented by a Replacement Shipper's bid of the percentage of: the maximum authorized reservation charge or a volumetric equivalent of the maximum reservation charge applicable to the Parcel on a 100% load factor basis. Releasing Shippers using a volumetric rate and wishing to accept reservation charge bids will be considered an Option 3 criteria. In this instance Releasing Shipper must define the method for evaluating such bids. A bid queue will be maintained for each individual Parcel.

                            Option 2 - Net Present Value

                            Bids will be given priority based on the net present value per MMBtu for the term of the bid according to the following formula:

                                                                            n
                                                                      (1 + i) -1
                            Present Value per unit = P * R *           _________
                                                                               n
                                                                       i (1 + i)

                            where: P = percent of the rate or charge that the Replacement Shipper is willing to pay.

                                                                     (Continued)


--------------------------------------------------------------------------------

Issued by: P.G. Rosput, Senior Vice President
Issued on: AUGUST     02, 1993                    Effective: NOVEMBER 01, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-46-000, et al., dated JULY      12, 1993

Pacific Gas Transmission Company
FERC Gas Tariff                                           Original Sheet No. 102
First Revised Volume No. 1-A

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   28. CAPACITY RELEASE (Continued)

        28.7 Allocation of Parcels (Continued)

                  (a)  Primary Allocation (Continued)

                       R = Rate or charge calculated as: The maximum authorized reservation charge (or a volumetric equivalent of the maximum reservation charge applicable to the Parcel on a 100% load factor basis) in effect at the time of the bid for service from the same receipt point to the same delivery point under the Releasing Shipper's rate schedule.

                       i = FERC's annual interest rate divided by 12.

                       n = number of periods for which the bidder wishes to contract, not to exceed the maximum periods to be released by the Releasing Shipper. For releases greater than or equal to one month, the period is the number of months. For releases less than one month the period is the number of days.

                       A bid queue will be maintained for each individual
                       Parcel.

                       Option 3 - Releasing Shipper's Criteria for Highest Valued Bids

                       Bids will be given priority based on the criteria established by the Releasing Shipper for determining the highest valued bids. The criteria must be objectively stated, applicable to all potential bidders, operationally and administratively feasible as determined by PGT, nondiscriminatory, and in conformance with PGT's tariff. A bid queue will be maintained for each individual Parcel.

                       If Releasing Shipper does not specify an option for determining best bid, Option 2 will be the default option used.

                       Under all options, PGT will evaluate and rank all bids for Parcels.

                                                                 (Continued)


--------------------------------------------------------------------------------

Issued by: P.G. Rosput, Senior Vice President
Issued on: AUGUST    02, 1993                      Effective: NOVEMBER 01, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-46-000, et al., dated JULY       12, 1993

Pacific Gas Transmission Company
FERC Gas Tariff                                     First Revised Sheet No. 103
First Revised Volume No. 1-A          Superseding
                                                         Original Sheet No. 103

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   28. CAPACITY RELEASE (Continued)

        28.7 Allocation of Parcels (Continued)

                  (b)  Right of First Refusal

                       In the case of a Prearranged Shipper's bid for a Parcel with a term equal to one month or greater, at a rate other than at the highest valued bid, pursuant to the methodology specified by the Releasing Shipper, if the bid submitted by a subsequent Replacement Shipper exceeds the value of the Prearranged Shipper's bid, the Prearranged Shipper will be allowed to match the higher valued bid. The Prearranged Shipper will be allowed 1 business day from the close of the Bid Reconciliation Period to match the higher valued bid, otherwise, the allocation will be awarded to subsequent Replacement Shipper(s) in accordance with the primary and secondary allocation mechanisms.

                  (c)  Secondary Allocation

                       To the extent there is more than one Replacement Shipper submitting a winning bid, the Parcel shall be allocated based on one of the following tie-breaker methodologies
                       to be selected by the Releasing Shipper:   pro rata,
                       lottery, order of submission (first come/first serve), or by a method designated by the Releasing Shipper. Releasing Shipper's method must be objectively stated, applicable to all bidders, nondiscriminatory, administratively feasible as determined by PGT and in accordance with PGT's tariffs.


                                                                 (Continued)


--------------------------------------------------------------------------------

Issued by: P.G. Rosput, Senior Vice President
Issued on: FEBRUARY 28, 1994                           Effective: APRIL 01, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                           Original Sheet No. 104
First Revised Volume N0. 1-A

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   28. CAPACITY RELEASE (Continued)

        28.7 Allocation of Parcels (Continued)

                  (d)  Confirmation of Allocation

                       Upon each completion of an allocation, the successful Replacement Shipper(s) will be notified of the terms under which they have contracted for the awarded Parcel. The notification will be provided in the form of a notice in the Replacement Shipper's EBB mailbox. The notice will include an Exhibit R to the Replacement Shipper's Rate Schedule FTS-1 service agreement for capacity release which specifies the pertinent terms of the Replacement Shipper's bid as well as any additional terms specified by the Releasing Shipper. The Releasing Shipper will be notified of the terms under which its Parcel has been awarded. The notification will be provided in the form of a notice in the Releasing Shipper's EBB mailbox. The notification will include an Exhibit C to the Releasing Shipper's service agreement which specifies the pertinent terms of the credit to be applied to the Releasing Shipper as a result of the awarding of Parcel to the Replacement Shipper(s). In the case of multiple Replacement Shippers and Parcels, an Exhibit C to the Releasing Shippers' service agreement will be generated for each Parcel and Replacement Shipper. The Exhibit C's shall be numbered sequentially as Exhibit C-1, C-2, etc.

                  (e)  Purging of Expired Bids

                       All unfulfilled bids, as well as any unfulfilled portions of bids which receive a partial award, will become ineffective as of the completion of bid reconciliation and the close of the Bid Period. Each unsuccessful Replacement Shipper which has bid shall receive a notice in its EBB mailbox indicating the ineffectiveness of the bid.
                                                                     (Continued)


--------------------------------------------------------------------------------

Issued by: P.G. Rosput, Senior Vice President
Issued on: AUGUST     02, 1993                     Effective: NOVEMBER 01, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-46-000, et al., dated JULY       12, 1993

Pacific Gas Transmission Company
FERC Gas Tariff                                   First Revised Sheet No. 105
First Revised Volume No. 1-A         Superseding
                                                          Original sheet No. 105

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   28. CAPACITY RELEASE (Continued)

       28.7  Allocation of Parcels (Continued)

             (e)  Purging of Expired Bids (Continued)

                  Information regarding all bids for all Parcels shall be archived off-line before being purged from the system.

       28.8  Scheduling of Parcels, Bids and Notifications

             (a)  Rapid Release - one month or less, not prearranged.

                  Posting Period - up to 12:00 p.m. Pacific Time on the 2nd business day before the commencement of the Release Term.

                  Bid Period - a minimum period of 2 hours subsequent to the close of the Posting Period. The bid period may be extended by the Releasing Shipper. The Bid Period closes at 2:00 p.m. Pacific Time on the 2nd business day before the commencement of the Release Term. Notification of the results of the bidding for Parcels will be posted at 2:00 p.m. Pacific Time on the 2nd business day prior to the commencement of the Release Term.

             (b) Standard Release-greater than or equal to one day, not prearranged.

                  Posting Period - up to 12:00 p.m. Pacific Time 5 business days prior to the commencement of the Release Term.

                  Bid Period - a minimum period of 1 business day subsequent to the close of the Posting Period. The Bid Period closes at 2:00 p.m. Pacific Time 4 business days prior to the commencement of the Release Term.

                  Bid Reconciliation Period - a period of 2 business days subsequent to the close of the Bid Period. The Bid Reconciliation Period closes at 2:00 p.m. Pacific Time 2 business days prior to the commencement of the Release Term at which time notification of the results of the bidding for Parcels will be posted.

                                                                     (Continued)


--------------------------------------------------------------------------------

Issued by: P.G. Rosput, Senior Vice President
Issued on: FEBRUARY 28, 1994                         Effective: APRIL   01, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                Sub. Second Revised Sheet No. 106
First Revised Volume No. 1-A             Superseding
                                                     First Revised Sheet No. 106

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)


   28. CAPACITY RELEASE (Continued)

       28.8  Scheduling of Parcels, Bids and Notifications (Continued)

             (c)  Prearranged Deal-A - less than or equal to thirty-one days.

                  Releasing Shipper must inform PGT via the EBB of the particulars of the prearranged deal by 12:00 p.m. Pacific Time on the 2nd business day before the commencement of the Release Term.

                  Posting Period - PGT will post the particulars of the prearranged deal no later than 12:00 p.m. Pacific Time 2 business days after the commencement of the Release Term.

             (d) Prearranged Deal-B - equal to or greater than thirty-one days at the highest valued bid pursuant to the methodology selected by the Releasing Shipper.

                  Posting Period - Releasing Shipper must submit the particulars of the prearranged deal to PGT for posting on the EBB no later than 12:00 p.m. Pacific Time 2 business days before the commencement of the Release Term.

             (e)  Prearranged Deal-C - greater than or equal to one day.

                  Posting Period - up to 12:00 p.m. Pacific Time on the 6th business day before the commencement of the Release Term.

                  Bid Period - a minimum period of 1 business day subsequent to the close of the Posting Period. The Bid Period closes at 2:00 p.m. Pacific Time on the 5th business day before the commencement of the Release Term.

                  Bid Reconciliation Period - a period of 2 business days subsequent to the close of the Bid Period. The Bid Reconciliation Period closes at 2:00 p.m. Pacific Time on the 3rd business day before the commencement of the Release Term.

                                                                     (Continued)


--------------------------------------------------------------------------------

Issued by: R.T. Howard, Mgr. Gas Supply & Reg. Affairs
Issued on: JUNE 19, 1995                               Effective: JULY  10, 1995
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RM95-5-000       , dated MAY             31, 1995

Pacific Gas Transmission Company
FERC Gas Tariff                                      First Revised Sheet No. 107
First Revised Volume No. 1-A             Superseding
                                                          Original Sheet No. 107

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   28. CAPACITY RELEASE (Continued)

       28.8  Scheduling of Parcels, Bids and Notifications (Continued)

             (e)  Prearranged Deal-C - greater than or equal to one day
                  (Continued)

                  Match Period - a period of 1 business day subsequent to the close of the Bid Reconciliation Period. The Match Period closes at 2:00 p.m. Pacific Time on the 2nd business day before the commencement of the Release Term. At that time results of the bidding shall be posted no later than 2:00 p.m. Pacific Time on the 2nd business day before the commencement of the Release Term.


                                                                     (Continued)

--------------------------------------------------------------------------------

Issued by: P.G. Rosput, Senior Vice President
Issued on: FEBRUARY 28, 1994                           Effective: APRIL 01, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                      First Revised Sheet No. 108
First Revised Volume No. 1-A            Superseding
                                                          Original Sheet No. 108

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)



                           Reserved For Future Use.




--------------------------------------------------------------------------------

Issued by: P.G. Rosput, Senior Vice President
Issued on: FEBRUARY 28, 1994                           Effective: APRIL 01, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                           Original Sheet No. 109
First Revised Volume No. 1-A

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   28. CAPACITY RELEASE (Continued)

       28.9  Crediting, Billing Adjustments and Refunds

             (a)  Eligibility

                  PGT shall provide revenue credits to any Releasing Shipper which releases capacity to a Replacement Shipper pursuant to the provisions of Paragraph 28.

             (b)  Monthly Crediting Procedure

                  Revenue credits for released capacity shall be credited monthly as an offset a Releasing Shipper's reservation charge (or the volumetric equivalent of the reservation charge on a 100% load-factor basis applicable to the Releasing Shipper. This shall also be referred to in this Paragraph 28.9 as the equivalent volumetric rate) payable to PGT under the applicable rate schedule for the service that has been released. PGT shall credit each month to the Releasing Shipper's account 100% of the revenues from the charges invoiced to the Replacement Shipper(s) for the reservation charge (or equivalent volumetric rate).

             (c)  Billing Adjustments

                  PGT shall apply the revenues received from Replacement Shippers first to the reservation charge (or equivalent volumetric rate) next to the GRI reservation surcharge, applicable Gas Supply Restructuring Surcharge, delivery rate, GRI and ACA charges and any applicable interest and penalties billed to the Replacement Shipper.

                  Should Replacement shipper default on payment to PGT of the reservation charge (or equivalent volumetric rate) PGT shall bill Releasing Shipper for such unpaid charges and apply interest to such adjustments in accordance with the provisions of Paragraph 8 of the Transportation General Terms and Conditions.


                                                                     (Continued)


--------------------------------------------------------------------------------

Issued by: P.G. Rosput, Senior Vice President
Issued on: AUGUST    02, 1993                       Effective: NOVEMBER 01, 199:
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-46-000 et al., dated JULY        12, 1993

Pacific Gas Transmission Company
FERC Gas Tariff                                           Original Sheet No. 110
First Revised Volume No. 1-A

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   28. CAPACITY RELEASE (Continued)

       28.9  Crediting, Billing Adjustments and Refunds (Continued)

             (d)  Excess Revenue Credits

                  Releasing Shipper is entitled to excess revenue credits resulting when the reservation charge (or equivalent volumetric rate) revenues actually received by PGT from the Replacement Shipper(s) exceed the reservation charge (or equivalent volumetric rate) revenues which would have been received by PGT from the Releasing Shipper if capacity was not released.

             (e)  Refunds

                  PGT shall track all changes in its rates approved by the Commission. In the event the Commission orders refunds of any such rates charged by PGT and previously approved, PGT shall make corresponding refunds to all affected Shippers including Shippers receiving capacity release service.

                  In such instances when rates to Replacement Shippers are reduced, PGT shall make corresponding adjustments to the crediting of revenues to Releasing Shippers for the period such refunds are payable.


                                                                     (Continued)


--------------------------------------------------------------------------------

Issued by: P.G. Rosput, Senior Vice President
Issued on: AUGUST 02, 1993                          Effective: NOVEMBER 01, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-46-000, et al., dated JULY       12, 1993

Pacific Gas Transmission Company
FERC Gas Tariff                                      First Revised Sheet No. 111
First Revised Volume No. 1-A            Superseding
                                                          Original Sheet No. 111

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   28. CAPACITY RELEASE (Continued)


                           CAPACITY RELEASE TIMELESS
                               STANDARD RELEASE
                      (GREATER THAN OR EQUAL TO ONE DAY)


--------------------------------------------------------------------------------

RELEASE/(1)/    BID PERIOD/(2)/  RELEASE AWARDED  NOMINATION/(3)/   GAS FLOWS
   POSTED           ENDS @          @ 2:00p.m      by 10:00 a.m.   @ 7:00 a.m.
by 12:00 P.M       2:00 p.m


--------------------------------------------------------------------------------

      5               4                 2                1

                      BUSINESS DAYS BEFORE RELEASE BEGINS

Notes:

     (1) Releases which have special terms
         or conditions, or special bid
         criteria will require two extra
         business days notice.

     (2) Minimum bid period indicated.
         Shippers may extend this period

     (3) Nomination must be made not later
         than one calendar day before gas
         flows.

     (4) All times are Pacific Time.


--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: FEBRUARY 28, 1994                           Effective: APRIL 01, 1994

Pacific Gas Transmission Company
FIRC Gas Tariff                                      First Revised Sheet No. 112
First Revised Volume No. 1-A         Superseding
                                                          Original Sheet No. 112

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   28.  CAPACITY RELEASE (Continued)



                          CAPACITY RELEASE TIMELINES
                               RAPID REALEASE
                       (EQUAL TO OR LESS THAN ONE MONTH)

--------------------------------------------------------------------------------

     RELEASE       BID PERIOD(1)  RELEASE AWARDED    NOMINATION(2)   GAS FLOWS
     POSTED          ENDS @         @ 2:00 p.m.      by 10:00 a.m.  @ 7:00 a.m.
  by 12:00 p.m.     2:00 p.m.

--------------------------------------------------------------------------------

                           2                              1

                      BUSINESS DAYS BEFORE RELEASE BEGINS

Notes:

     (1)  Minimum bid period indicated. Shippers may extend this period.

     (2) Nomination must be made no later later than one calendar day before gas flows.

     (3)  All times are Pacific Time.

     (4)  Released under Options 1 or 2 only no special terms or conditions.

------------------------------------------------------------------------------
ISSUED BY: P.G. ROSPUT, SENIOR VICE PRESIDENT
ISSUED ON: FEBRUARY 29, 1994                         EFFECTIVE: APRIL 01, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                Sub. Second Revised Sheet No. 113
First Revised Volume No. 1-A           Superseding
                                                     First Revised Sheet No. 113

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   28.  CAPACITY RELEASE (Continued)



                          CAPACITY RELEASE TIMELINES
                             PRE-ARRANGED DEAL - A
                    (LESS THAN OR EQUAL TO THIRTY-ONE DAYS)

------------------------------------------------------------------------------

  DEAL INFO TO PGT         NOMINATION(1)       GAS FLOWS        RELEASE
    by 12:00 p.m.          by 10:00 a.m.       @ 7:00 a.m.       POSTED
  PGT VERIFIES INFO                                           by 12:00 p.m.

------------------------------------------------------------------------------

         -2                    -1                  1               2

     BUSINESS DAYS BEFORE RELEASE BEGINS

Notes:

     (1) Nomination must be made no later than one calendar day before gas flows.

     (2)  All times are Pacific Time.

     (3)  No bidding required, deals posted for informational purposes only.

--------------------------------------------------------------------------------
Issued by: R.T. Howard, Mgr. Gas Supply & Reg. Affairs
Issued on: JUNE     19, 1995                       Effective: JULY      10, 1995
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RM95-5-000       , dated MAY        31, 1995

Pacific Gas Transmission Company
FERC Gas Tariff                                Sub. Second Revised Sheet No. 114
First Revised Volume No. 1-A           Superseding
                                                     First Revised Sheet No. 114

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   28.  CAPACITY RELEASE (Continued)



                          CAPACITY RELEASE TIMELINES
                              PRE-ARRANGED DEAL-B
        (EQUAL TO OR GREATER THAN THIRTY-ONE DAYS AT HIGHEST VALUE BID)

------------------------------------------------------------------------------

          RELEASE POSTED/1/             NOMINATION/2/             GAS FLOWS
            by 12:00 p.m.               by 10:00 a.m.            @ 7:00 a.m.

------------------------------------------------------------------------------

                2                            1

          BUSINESS DAYS BEFORE RELEASE BEGINS
Notes:

     (1)  No bidding required.

     (2) Nomination must be made no later than one calendar day before gas flows.

     (3)  All times are Pacific Time.

--------------------------------------------------------------------------------
Issued by: R.T. Howard, Mgr. Gas Supply & Reg. Affairs
Issued on: JUNE     19, 1995                      Effective: JULY     10, 1995
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RM95-5-000       , dated MAY         31, 1995

Pacific Gas Transmission Company
FERC Gas Tariff                                      First Revised Sheet No. 115
First Revised Volume No. 1-A           Superseding
                                                          Original Sheet No. 115

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   28.  CAPACITY RELEASE (Continued)



                          CAPACITY RELEASE TIMELINES
                             PRE-ARRANGED DEAL - C
                      (GREATER THAN OR EQUAL TO ONE DAY)

------------------------------------------------------------------------------

RELEASE/1/   BID PERIOD/2/  CLOSE OF MATCH PERIOD    NOMINATION     GAS FLOWS
  POSTED         ENDS @         RELEASE AWARDED     by 10:00 a.m.  @ 7:00 a.m.
by 12:00 p.m.   2:00 p.m.         @ 2:00 p.m.
------------------------------------------------------------------------------

    6              5                    2                1

               BUSINESS DAYS BEFORE RELEASE BEGINS
Notes:

     (1) Releases which have special terms or conditions or special bid criteria will require two extra business days notice.

     (2)  Minimum bid period indicated. Shippers may extend this period.

     (3) Nomination must be made no later than one calendar day before gas flows.

     (4)  All times are Pacific Time.

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: February 28, 1994                       Effective: April     01, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                      First Revised Sheet No. 116
First Revised Volume No. 1-A         Superseding
                                                            Sheet Nos. 116 - 118

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)



                            Reserved For Future Use



--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: FEBRUARY 28, 1994                       Effective: APRIL     01, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                      First Revised Sheet No. 119
First Revised Volume No. 1-A         Superseding
                                                          Original Sheet No. 119

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   29. FLEXIBLE RECEIPT AND DELIVERY POINTS

       29.1  Firm Service

             (a)  Addition of a Receipt Point

                  Any firm Shipper receiving service under Part 284 of the Commission's regulations is entitled to use the receipt point specified in its service agreement as a primary receipt point. A firm Shipper may add a secondary receipt point, provided the secondary receipt point is downstream of the primary receipt point at any time during the life of the contract.

                  Firm Shippers who are billed under a reservation charge and a delivery rate will continue to be billed reservation charges based on the primary receipt point while delivery rates, including fuel, will be calculated on the receipt point actually used.

                  To the extent additional meter station capacity or other facilities are required to effect the receipt point change, PGT will construct the additional capacity consistent with Paragraph 18.5.

             (b)  Changing a Receipt Point

                  A firm Shipper may change primary receipt points to a downstream receipt point but will continue to be billed reservation charges based on the original primary receipt point. Changes in receipt points will be permitted provided sufficient receipt point capacity exists at the receiving meter station and subject to any operating constraints. To the extent additional meter station capacity or other facilities are required to effect the receipt point change, PGT will construct the additional capacity at the firm Shipper's expense consistent with Paragraph 18.5.

                                                                     (Continued)
--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: FEBRUARY 28, 1994                       Effective: APRIL     01, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                      First Revised Sheet No. 120
First Revised Volume No. 1-A         Superseding
                                                          Original Sheet No. 120

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   29. FLEXIBLE RECEIPT AND DELIVERY POINTS (Continued)

       29.1  Firm Service (Continued)

             (c)  Addition of a Delivery Point

                  Each firm Shipper is entitled to an allocation of its MDQ to a delivery point(s) as its primary delivery point(s).

                  A firm Shipper may add secondary delivery points provided the secondary delivery points are upstream of the primary delivery point, at any time during the life of the contract. In this case, the firm Shipper will continue to be billed any applicable reservation charges based on the primary delivery point; however, delivery rates, including fuel, will be calculated based on the delivery point actually used.

                  A firm Shipper with primary deliveries allocated to a minor delivery point may add secondary delivery points to its contract provided that the addition of the secondary delivery point does not materially impact service to other firm Shippers.

                  To the extent additional meter station capacity is required to effect the delivery point(s) change, and subject to any operating constraints PGT will construct the additional capacity consistent with Paragraph 18.5.

                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: FEBRUARY 28, 1994                       Effective: APRIL     01, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                      First Revised Sheet No. 121
First Revised Volume No. 1-A         Superseding
                                                          Original Sheet No. 121

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   29. FLEXIBLE RECEIPT AND DELIVERY POINTS (Continued)

       29.1  Firm Service (Continued)

             (d)  Changing a Delivery Point

                  A firm Shipper may change primary delivery points, to an upstream delivery point but will continue to be billed reservation charges based on the original primary delivery point. Changes in delivery points will be permitted provided sufficient delivery point capacity exists at the delivery meter station. To the extent additional meter station and subject to any operating constraints capacity is required to effect the delivery point change, PGT will construct the additional capacity at the firm Shipper's expense consistent with Paragraph 18.5.

                  A firm Shipper with primary deliveries allocated to a minor delivery point may change primary delivery points in its contract provided that the change of primary delivery point does not materially impact service to other firm Shippers.

       29.2  Interruptible Service

             (a)  Change of a Receipt/Delivery Point

                  Interruptible Shippers will have the right to flexible receipt and delivery points, at a lower priority than firm or released services.

             (b)  Addition of a Receipt Point

                  Except as otherwise provided in this paragraph, Shippers receiving service under any Part 284 interruptible transportation rate schedule may add any receipt point downstream of the primary receipt point on the PGT system at any time during the life of the contract with no effect on the Interruptible Shipper's previously granted interruptible transportation priority. However, requests by an interruptible Shipper to increase its total MDQ and/or to add an upstream receipt point will be considered a new request for service.

                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: FEBRUARY 28, 1994                       Effective: APRIL     01, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                      First Revised Sheet No. 122
First Revised Volume No. 1-A         Superseding
                                                          Original Sheet No. 122

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   29. FLEXIBLE RECEIPT AND DELIVERY POINTS (Continued)

       29.2  Interruptible Service (Continued)

             (c)  Addition of a Delivery Point

                  An Interruptible Shipper may request interruptible service at additional delivery points at any time. The request of an additional downstream delivery point, or a request to increase the delivery quantity at an existing delivery point, will be considered a new request for service with priority assigned in accordance with Paragraph 19.2.

                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: FEBRUARY 28, 1994                       Effective: APRIL     01, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                           Original Sheet No. 123
First Revised Volume No. 1-A

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   30. GAS SUPPLY RESTRUCTURING TRANSITION COSTS

       30.1  Purpose

             This Paragraph 30 establishes the means by which PGT shall recover GSR Costs. PGT will make one or more separate rate filings to recover GSR Costs pursuant to this Paragraph 30.

       30.2  Definitions

             The following defines certain terms as they are used in this Paragraph 30:

             (a) "Gas Supply Restructuring Costs" shall mean amounts in cash or other consideration eligible for recovery under Order Nos. 500, et seq., or 528, et seq., or 636, et seq., or which are incurred to restructure, reform or terminate the existing International Contract between PGT and A&S and underlying A&S gas supply contracts, or to resolve claims by Canadian gas suppliers related to past or future liabilities or obligations of PGT or A&S under the International Contract and underlying A&S gas supply contracts.

             (b) "The Initial GSR Cost Collection Period" will consist of the three (3) years commencing with the effective date of the rate filing to recover GSR Costs. An Initial GSR Cost Collection Period shall apply to each rate filing PGT makes to recover GSR Costs.

             (c) "Carryover GSR Cost Collection Period" will consist of the extension of the Initial GSR Collection Period in accordance with Paragraph 30.6 hereof to complete the full recovery (but no overrecovery) of PGT's GSR Costs.

             (d) "Approved GSR Costs" shall mean those GSR costs as defined in Paragraph 30.2(a) above, which are approved by FERC for recovery by PGT through the Transition Cost Recovery Mechanism as defined in this Paragraph 30.

             (e) "Northwest Shippers", for purposes of this paragraph, are defined as Washington Natural Gas Company, Cascade Natural Gas Company, Washington Water Power Company/WP Natural Gas and Northwest Natural Gas Company.

                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: AUGUST    02, 1993                   Effective: NOVEMBER     01, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-46-000, et al. , dated JULY     12, 1993

Pacific Gas Transmission Company
FERC Gas Tariff                                Substitute Original Sheet No. 124
First Revised Volume No. 1-A           Superseding
                                                          Original Sheet No. 124

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   30. GAS SUPPLY RESTRUCTURING TRANSITION COSTS (Continued)

       30.3  Applicability of GSR Transition Costs
             GSR Transition Costs shall be applicable to all Shippers except those firm Shippers paying incremental rates on PGT which are also Supporting Parties to the FERC-approved settlement in Docket No. RS92-46-000.

       30.4  Recovery of Surcharge Amounts

             PGT shall recover from each Shipper meeting the applicability criteria defined in Paragraph 30.3 the affected Shipper's GSR Surcharge amounts and Direct Bill, if applicable, during the Initial GSR Cost Collection Period and shall continue to recover such amounts during any applicable Carryover GSR Cost Collection Period as necessary to complete the full recovery (but no overrecovery) of PGT's GSR Costs.

       30.5  Transition Cost Recovery Mechanism

             (a) Absorption -- PGT's shareholder shall absorb 25% of all Approved GSR Costs.

             (b) Direct Bill -- 25% of all Approved GSR Costs will be recovered by PGT through a Direct Bill. A Direct Bill will be assessed to PG&E for 100% of the Direct Bill amount, excluding the amount to be collected from the Northwest Shippers and credited against the Direct Bill portion as defined in Paragraph 30.5(d). PG&E may pay its Direct Bill in a lump sum, plus carrying charges on the principal amount accrued, in accordance with Paragraph 30.5(e) until the payment is made. In lieu of paying the Direct Bill in a lump sum, PG&E may elect one of three payment schedules. PG&E's Direct Bill amount and the monthly amount due under each extended payment option, which shall include carrying charges accrued on the unpaid balance in accordance with Paragraph 30.5(e), shall be specified in the Statement of Effective Rates and Charges of First Revised Volume No. 1-A.

             (c) GSR Transition Cost Surcharge -- 50% of all Approved GSR Costs will be recovered by PGT through a volumetric MMBtu-mile surcharge. The GSR Transition Cost Surcharge shall include any applicable carrying charges accruing on the unrecovered balance. The GSR Transition Cost Surcharge shall be stated in the Statement of Effective Rates and Charges of PGT's FERC Gas Tariff First Revised Volume No. 1-A as the same may change from time to time, depending on PGT's GSR Costs.

                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: DECEMBER 10, 1993                   Effective: NOVEMBER      15, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RP94-24-000         , dated NOVEMBER  12, 1993

Pacific Gas Transmission Company
FERC Gas Tariff                                           Original Sheet No. 125
First Revised Volume No. 1-A

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   30. GAS SUPPLY RESTRUCTURING TRANSITION COSTS (Continued)

       30.5  Transition Cost Recovery Mechanism (Continued)

             (d) Northwest Shippers' GSR Cost Responsibility -- All Northwest Shippers (excluding Washington Natural Gas Company) shall pay a Direct Bill and Washington Natural Gas shall pay a GSR transition cost surcharge (different from that provided in (c) above) for their share of GSR transition costs. The Northwest Shippers' responsibility shall be equal to 1.3 percent of the Approved GSR costs that are not absorbed by PGT and in any event shall not exceed a total of $1,454,000. Of this amount, one-third, up to $485,000, will be credited against the amount allocated to the Direct Bill as described in Paragraph 30.5(b), and two-thirds, up to $969,000, will be credited against the amount allocated to the GSR surcharge provided in Paragraph 30.5(c). The amounts allocated to the Northwest Shippers as a group will be allocated among the individual Northwest Shippers based on the percentages shown below and will not exceed the applicable total amount for each Shipper.

                                                                    Total
                                                   Percentage       Amount
                  Washington Natural Gas Company   55.02% up to   $  800,000
                  Cascade Natural Gas Corporation  24.07% up to      350,000
                  Washington Water Power Company/
                  WP Natural Gas                   18.57% up to      270,000
                  Northwest Natural Gas Company     2.34% up to       34,000

                  Total Northwest Shippers        100.00%         $1,454,000

                  Washington Water Power Company/WP Natural Gas (WWP), Cascade Natural Gas Corporation (CNG), and Northwest Natural Gas Company (NNG) will be billed and will pay immediately all amounts of the Approved GSR Costs allocated to them up to the total maximums noted above. The total amount allocated to Washington Natural Gas Company (WNG) will be recovered through a volumetric surcharge over a three-year amortization period based on the approved commodity throughput for WNG. Any amounts not recovered at the end of the 36-month amortization period will be due and payable in one lump sum. Once the maximum GSR Costs applicable to Northwest Shipper(s), as such amounts may be adjusted pursuant to the application of rolled-in rates on the PGT system, have been collected then the GSR Cost tariff provisions will no longer apply to such Northwest Shipper(s).

                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: AUGUST   02, 1993                   Effective: NOVEMBER      01, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-46-000, et al. , dated JULY     12, 1993

Pacific Gas Transmission Company
FERC Gas Tariff                           Substitute First Revised Sheet No. 126
First Revised Volume No. 1-A         Superseding
                                                          Original Sheet No. 126

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   30. GAS SUPPLY RESTRUCTURING TRANSITION COSTS (Continued)

       30.5  Transition Cost Recovery Mechanism (Continued)

             (e) Carrying Charges -- Carrying charges shall accrue beginning on the effective date of PGT's filing to recover GSR costs or the date PGT initiates payment for GSR costs, whichever is later. Carrying charges shall be calculated in accordance with
                  Section 154.67 of the Commission's regulations.

       30.6  Reconciliation

             (a) At the conclusion of the Initial GSR Cost Collection Period, PGT will determine its GSR Costs and the actual amounts of GSR Transition Cost Surcharge revenues.

             (b) If PGT's collections hereunder shall equal or exceed its GSR Costs, PGT shall file to terminate further collections hereunder. The amount of any excess collected shall be repaid to all Shippers affected hereby in proportion to the principal amount of GSR Transition Cost Surcharge payments they have provided pursuant to this Paragraph 30. Within ninety (90) days of the termination of collections pursuant to this Paragraph 30, PGT will submit a report to the Commission setting out a comparison of its GSR costs and the amounts collected hereunder and any repayments to be provided hereunder. Within thirty (30) days of the Commission's approval of such report, repayments, with applicable carrying charges, shall be paid.

             (c) If PGT's collections hereunder are less than its GSR Costs, PGT shall be permitted to recover such deficiency, including carrying charges, during the Carryover GSR Cost Collection Period by filing with the Commission GSR Transition Cost Surcharges within ninety (90) days of the conclusion of the Initial GSR Cost Collection Period. The GSR Transition Cost Surcharge will be determined by dividing the remaining GSR costs by the applicable quantities underlying PGT's then-effective rates. The GSR Transition Cost Surcharge shall be effective on the first day of the month following Commission approval of such filing.

                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: OCTOBER  13, 1993                   Effective: NOVEMBER      01, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-46-000, et al. , dated OCTOBER  01, 1993

Pacific Gas Transmission Company
FERC Gas Tariff                           Substitute First Revised Sheet No. 127
First Revised Volume No. 1-A         Superseding
                                                          Original Sheet No. 127

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   31. FORMER BUYER'S OBLIGATION FOR UNRECOVERED ACCOUNT NO. 191 AMOUNTS

       31.1  Purpose

             This Paragraph 31 establishes the disposition of PGT's FERC Account No. 191 as it exists on the day preceding the effectiveness of PGT's Compliance Filing in Docket No. RS92-46-000.

       31.2  Disposition of Account No. 191 Amounts

             Upon the effectiveness of PGT's Compliance Filing in Docket No. RS92-46, PGT shall be permitted to direct bill to Pacific Gas and Electric Company (PG&E): (1) the total unrecovered amounts remaining in PGT's FERC Account No. 191; and (2) direct bill all prior period billing adjustments which PGT shall become obligated to pay, if such prior period adjustments arise from services provided or Gas purchased prior to the effectiveness of this Paragraph 31. Upon the effectiveness of this Paragraph 31, the unrecovered Account No. 191 Deferred Account Balance shall be adjusted to include a final reconciliation of amounts for exchange transactions and transportation imbalances recorded in Account No.
             806. If the balance of PGT's FERC Account No. 191 shall be a credit balance, or PGT later receives refunds from its suppliers for services provided prior to the effectiveness of this Paragraph 31, PGT shall refund such balance or refunds to PG&E.

       31.3  Amount of Direct Bills and Refund

             The amount of the Direct Bill and Refunds to PG&E shall consist of a prior Period Adjustment Component, as described in Paragraph 31.4 hereof. Each component shall reflect demand and commodity charges, as may be appropriate.

       31.4  Calculation of Prior Period Adjustment Component

             (a) The Prior Period Adjustment Component of PG&E's Direct Bill shall be computed by adding the commodity and demand portions of each prior period adjustment which has been charged to PGT within nine months of the effective date of this Paragraph 31 or refunded to PGT at any time, as the case may be and which have not been reflected in PGT's deferred account prior to application of this Paragraph 31.

                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: MAY      23, 1994                   Effective: NOVEMBER      01, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RF94-106-000        , dated FEBRUARY 01, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                           Original Sheet No. 128
First Revised Volume No. 1-A

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   31. FORMER BUYER'S OBLIGATION FOR UNRECOVERED ACCOUNT NO. 191 AMOUNTS (Continued)

       31.4  Calculation of Prior Period Adjustment Component (Continued)

             (b) Carrying charges on all such amounts shall be calculated using the methods specified in Section 154.67 of the Commission's regulations.

       31.5  Nature of Obligations

             (a) The entire amount of PG&E's obligation to PGT as described in this Paragraph 31, including its subsections, shall be deemed to be due on the day prior to the date this Paragraph becomes effective.

             (b) PGT shall invoice PG&E for the Direct Bill component hereunder on or after the tenth day of the month following the effectiveness of this Paragraph 31. The entire amount of PG&E's unrecovered Account No. 191 Direct Bill Amount shall be payable ten (10) days thereafter. Should PG&E fail to pay any amount which shall become due hereunder interest thereon shall accrue at the rate computed using the factors specified in
                  Section 154.67 of the Commission's regulations, until such time as the full amount due has been paid or collected.

             (c) PG&E shall have the option, in lieu of a lump sum payment of the total Direct Bill for its obligation for unrecovered Account No. 191 amounts, of paying twelve (12) consecutive monthly payments equal to 1/12th of such amount. Carrying charges on the total unrecovered Account No. 191 Direct Bill amount shall commence on the effective date of this Paragraph 31 and shall be calculated and included on each monthly invoice to the extent PG&E elects the twelve (12) month payment option. Notwithstanding such election, PG&E may, at any time, pay the entire amount of its unpaid share of the unrecovered Account No. 191 Direct Bill amount to PGT, with no further obligation for carrying charges.

                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: AUGUST   02, 1993                       Effective: NOVEMBER  01, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-46-000, et al. , dated JULY     12, 1993

Pacific Gas Transmission Company
FERC Gas Tariff                                      First Revised Sheet No. 129
First Revised Volume No. 1-A         Superseding
                                                          Original Sheet No. 129

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   31. FORMER BUYER'S OBLIGATION FOR UNRECOVERED ACCOUNT NO. 191 AMOUNTS (Continued)

       31.5  Nature of Obligations (Continued)

             (d) The Prior Period Adjustment component shall be filed six (6) and twelve (12) months after the effective date of this Paragraph 31. Additional unrecovered Account No. 191 amounts will be direct billed in accordance with Paragraph 31.5(b), and refunds of Account No. 191 amounts will be paid by PGT to PG&E after approval of the Commission. Prior Period Adjustments which are refunded by PG&E thereafter shall be refunded to PG&E after Commission approval.

             (e) Carrying charges on unpaid unrecovered Account No. 191 Direct Bill amounts in the event PG&E elects to extend its payments in accordance with Paragraph 31.5(c) for the Prior Period component shall be calculated using the methods specified in
                  Section 154.67 of the Commission's regulations.

             (f) PGT will provide an accounting of the costs involved in the closeout of Account No. 191, and will provide any refund to PG&E within 60 days after the effective date of the tariff provisions submitted by PGT at Docket No. RS92-46-000 and, if necessary, subsequent adjustments will be refunded to or collected from PG&E within 60 days of these adjustments.

   32. EQUALITY OF TRANSPORTATION SERVICE

             PGT hereby states that the terms and conditions of service for all unbundled sales and transportation services provided in PGT's FERC Gas Tariff Second Revised Volume No. 1 and First Revised Volume No. 1-A, are provided on a basis that is equal in quality for all Shippers. All Shippers can access all sellers of gas and receive the same quality of service on PGT whether their gas supplies are purchased from PGT or any other seller. Furthermore, no preference is accorded to any affiliate of PGT for sales and transportation services provided by PGT.

                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: FEBRUARY  10, 1994                  Effective: NOVEMBER      01, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RP94-106-000        , dated FEBRUARY 01, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                           Original Sheet No. 130
First Revised Volume No. 1-A

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   33. RIGHT OF FIRST REFUSAL UPON TERMINATION OF FIRM SHIPPER'S SERVICE
       AGREEMENT

             Firm Shippers (original capacity holders) under PGT's firm transportation rate schedules of First Revised Volume No. 1-A shall have the right of first refusal at the termination of their service agreements. Original capacity holders must notify PGT one year prior to termination of their intent to terminate the service agreement.

             One year prior to the expiration of the service agreement, PGT will post a notice on its EBB that the original capacity holder's service agreement will terminate in one year and the original capacity holder has either elected or not elected to terminate.

       33.1 In the event original capacity holder elects termination, PGT shall subject this capacity to a bidding process. PGT shall require bids be submitted no later than 6 months prior to the service agreement expiration. The bid period will be 2 months. PGT will announce the bid winner(s) 1 month after the close of the bid period. Tied bids will be awarded on a pro rata basis. Winning Shipper(s) and PGT must execute a new firm transportation service agreement prior to service commencement.

       33.2 In the event original capacity holder does not elect termination, PGT will commence open bidding 6 months prior to the service agreement termination. The bid period will be 1 month. The original capacity holder will have 1 month from the close of the bid period to match the highest bid(s). PGT will announce the winning bid(s) within 1 month after the close of the match period. If the original capacity holder matches the highest bid(s), the capacity is awarded to the original capacity holder. If the original capacity holder does not match the highest bid(s), the original capacity holder's bid shall be rejected. If there is more than one winning bid, PGT shall award capacity on a pro rata basis. New Shippers must execute a firm transportation service agreement with PGT prior to service commencement. Original capacity holder is allowed to retain a portion of its capacity by matching price and term according to the procedure outlined in this provision.

                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: AUGUST   02, 1993                   Effective: NOVEMBER      01, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-46-000, et al. , dated JULY     12, 1993

Pacific Gas Transmission Company
FERC Gas Tariff                                           Original Sheet No. 131
First Revised Volume No. 1-A

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   33. RIGHT OF FIRST REFUSAL UPON TERMINATION OF FIRM SHIPPER'S SERVICE AGREEMENT (Continued)

       33.3 Bids shall be evaluated on the net present value incorporating price and term. The price shall be the rate Shippers are willing to pay up to the maximum authorized rate. The maximum term is 20 years.

       33.4 If there are no competing bids other than that of the original capacity holder, the rate and terms of continuing service is to be negotiated between existing capacity holder and PGT. In addition, in this instance, if the existing capacity holder agrees to pay the maximum authorized rate, the existing capacity holder may determine the term it desires and PGT must extend its contract to the existing capacity holder accordingly.

       33.5 Shippers who terminate their service agreements are not liable for any reservation charges or other charges applicable to the new Shipper contracting for this capacity.

       33.6 Only bona fide bids will be accepted. A bona fide bid offer shall be: (a) submitted via PGT's EBB; (b) accepted in principle; and (c) pursuant to an arms-length transaction. If the Service Agreement is not executed within 30 days, the request for capacity shall expire without prejudice to the prospective Shipper's right to submit a new request for capacity. PGT shall then notify the Shipper via the EBB of the acceptable offer, if any, having the next greatest economic value in accordance with the provisions of this Paragraph. If there is no other acceptable offer, the Shipper may continue service in accordance with this Paragraph.

                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: AUGUST   02, 1993                   Effective: NOVEMBER      01, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-46-000, et al. , dated JULY     12, 1993

Pacific Gas Transmission Company
FERC Gas Tariff                                      First Revised Sheet No. 132
First Revised Volume No. 1-A           Superseding
                                               Substitute Original Sheet No. 132

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   34. ELECTRONIC BULLETIN BOARD

       34.1  General

             PGT shall use its Electronic Bulletin Board (EBB), "Pacific Trail" for capacity release. PGT shall maintain an EBB which will provide a range of electronic pipeline services and information to all parties on a nondiscriminatory basis. The EBB is available to any party that has compatible equipment for electronic communication and transmission of data. Access to the EBB is obtained by contacting PGT's Gas Control Department at 1-800-238-2781 and requesting a user identification. The EBB will operate 24 hours a day; however, certain functions may be limited to specific operating times during the business day. There is no direct connection charge to use the EBB. However, PGT reserves the right to change the telephone access from an "800" number to a "900" number at its sole discretion.

             PGT shall exercise reasonable efforts to ensure the accuracy and security of information presented on the EBB.

       34.2  Menu of Services and Information

             PGT's EBB will provide the following main menu of services and information:

             (a) Capacity Release
             (b) Bulletins and Capacity Available
             (c) Nominations
             (d) Submit Request for Firm or Interruptible Service
             (e) Interruptible Transportation Queue
             (f) Tariffs and Rates
             (g) Account Status of Shipper
             (h) Marketing Affiliate Information
             (i) Buy-Sell Transactions in California
             (j) Offers to Purchase Capacity
             (k) Procedures for Filing Complaints
             (l) E-mail to Other Shippers/PGT System Administrator
             (m) EBB Mailbox

                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: FEBRUARY 28, 1994                   Effective: APRIL         01, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                      First Revised Sheet No. 133
First Revised Volume No. 1-A         Superseding
                                                          Original Sheet No. 133

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   34. ELECTRONIC BULLETIN BOARD (Continued)

       34.2  Menu of Services and Information (Continued)

             (a)  Capacity Release

                  The capacity release menu would allow the following options:

                  (1)  Review Available Released Parcels
                  (2) Submit/Check Status of Request for Authority to\ Bid/Release Capacity
                  (3)  Post/Withdraw Capacity for Release
                  (4)  Submit/Withdraw Bid for Released Capacity
                  (5)  Review the Status of Shipper's Active Bids
                  (6)  Review the Status of Shipper's Active Released Parcels
                  (7)  Review Shipper's Authority to Bid for Released
                       Capacity
                  (8)  Review Transaction Log of Previous Releases

             (b)  Bulletins and Capacity Available

                  The bulletins and capacity available menu would allow the following options:

                  Capacity Availability Information:

                  (1)  At Receipt Points
                  (2)  At Major Delivery Points
                  (3)  At Minor Delivery Points
                  (4)  Projected Capacity
                  (5)  PGT Maintenance Schedules
                  (6)  Whether the Capacity is Available From PGT or
                       Through PGT's Capacity Release Program
                  (7)  Operational Bulletins
                  (8) Regulatory Bulletins (including: (1) any assignment by PGT of any portion of its international contract if PG&E reduces its firm sales rights and (2) the posting of notices of conversion)

             (c)  Nominations

                  (1)  Submit Nominations to PGT Gas Control
                  (2)  Review Confirmation
                  (3)  E-mail to Gas Control
                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: OCTOBER  13, 1993                   Effective: NOVEMBER      01, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-46-000, et al. , dated OCTOBER  01, 1993

Pacific Gas Transmission Company
FERC Gas Tariff                                           Original Sheet No. 134
First Revised Volume No. 1-A

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   34. ELECTRONIC BULLETIN BOARD (Continued)

       34.2  Menu of Services and Information (Continued)

             (d)  Submit Request for Firm or Interruptible Service

             (e)  Interruptible Transportation Queue

             (f)  Tariffs and Rates

                  The tariffs and rates menu would allow the following options:

                  (1)  Transportation Rates
                  (2) Transportation Rate Discounts (including negotiated ITS-1 rates)
                  (3)  First Revised Volume No. 1-A - Tariff
                  (4)  Second Revised Volume No. 1 - Tariff

             (g)  Account Status of Shippers

             (h)  Marketing Affiliate Information

                  The marketing affiliate information would allow the following options:

                  (1)  Transportation request data
                  (2)  Receipt/delivery point data
                  (3)  Delivery point discount data

             (i)  Buy-Sell Transactions in California

                  PGT will provide the following information:

                  (1)  Rate Schedule Under Which Buy/Sell Transaction Is
                       Conducted
                  (2)  Name of End User
                  (3)  Maximum Daily Amount To Be Purchased and Transported
                  (4)  Receipt and Delivery Points
                  (5)  Term of Service
                  (6)  Other Terms and Conditions

                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: AUGUST   02, 1993                   Effective: NOVEMBER      01, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-46-000, et al. , dated JULY     12, 1993

Pacific Gas Transmission Company
FERC Gas Tariff                                           Original Sheet No. 135
First Revised Volume No. 1-A

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   34. ELECTRONIC BULLETIN BOARD (Continued)

       34.2  Menu of Services and Information (Continued)

             (j)  Offers to Purchase Capacity

                  PGT shall post the following information on offers to purchase capacity:

                  (1)  Legal Name of Offerer
                  (2) Name, telephone Number, Fax Number, Address of Contact Person and Alternate Contact Person
                  (3)  Firm or Interruptible Service Requested
                  (4)  Amount of Capacity Sought
                  (5)  Term Sought
                  (6)  Other Information

             (k)  Procedures for Filing Complaints

                  The Procedures for filing complaints menu offers the following options:

                  (1)  Review Complaint Procedure
                  (2)  Enter a Complaint
                  (3)  Send E-Mail to PGT System Administrator

             (l)  E-Mail to other Shippers/PGT Systems Administrator

             (m)  EBB Mailbox

                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: AUGUST   02, 1993                   Effective: NOVEMBER      01, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-46-000, et al. , dated JULY     12, 1993

Pacific Gas Transmission Company
FERC Gas Tariff                                           Original Sheet No. 136
First Revised Volume No. 1-A

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   34. ELECTRONIC BULLETIN BOARD (Continued)

       34.3  Historical Information

             PGT will back up daily transaction information on the EBB. This historical information shall be kept for a three-year period and may be archived off-line. Information that may be accessed includes Parcel information and bid information associated with that Parcel, including the identity of the winning bid and bidder.

             PGT will provide access to historical data in one of the following manners:

             (a) Direct access by parties via the EBB. In such cases, data may be viewed, down loaded to a computer or printed by the party.

             (b) PGT may elect to archive historical data off-line. Parties may access this data by sending a written or an electronic mail request to the PGT Capacity Release System Administrator requesting such historical data. PGT will make such information available to Shippers.

                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: AUGUST   02, 1993                   Effective: NOVEMBER      01, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-46-000, et al. , dated JULY     12, 1993

Pacific Gas Transmission Company
FERC Gas Tariff                                      First Revised Sheet No. 137
First Revised Volume No. 1-A           Superseding
                                                          Original Sheet No. 137

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   35. CREDITING OF INTERRUPTIBLE TRANSPORTATION REVENUES

      Interruptible Transportation Revenue Credits

       (a) Applicability. Revenue credits from interruptible transportation revenues received by PGT from Rate Schedule ITS-1 Shippers shall be provided to PGT's firm Shippers under Rate Schedules FTS-1, and T-3 (Eligible Shippers), excluding Shippers receiving service under a Capacity Release Service Agreement.

       (b) Crediting Percentage. PGT shall credit to Eligible Shippers 90 percent of interruptible transportation revenues received during each 12-month period, commencing November 1st of each year, but only to the extent that such transportation revenues exceed the amount of fixed costs which were allocated to interruptible transportation (Cost Allocation Amount) by PGT as part of designing PGT's effective transportation rates during such 12-month period. To the extent that PGT is required to provide interruptible transportation revenue credits during any period during which this Paragraph 35 shall be or shall have been in effect for less than 12 months, a "Short Period", PGT shall pro rate the Cost Allocation Amount by the number of days during such Short Period as compared to the total number of days in such 12 months. To calculate the interruptible transportation revenue credit due under the provisions of this paragraph, where applicable, such pro rated Cost Allocation Amount shall be compared to PGT's actual interruptible revenues for the Short Period.

       (c) Timing of Credits. Within 45 days after November 1st of each 12-month period or after the end of a Short Period, if applicable, PGT shall determine the total amount of the applicable Rate Schedule ITS-1 revenues received during the 12-month period or Short Period and the distribution of the interruptible revenue credits due to Eligible Shippers as described below. Such revenue credits shall be reflected as a credit billing adjustment in the next invoices rendered to the Eligible Shippers. In the event that such credit billing adjustment would result in a credit total invoice to any Shipper, PGT will refund the excess credit billing adjustment to the Shipper in cash within 15 days after determination of the amount of the credit due to the Shipper.

                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: FEBRUARY 28, 1994                       Effective: APRIL     01, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                           Original Sheet No. 138
First Revised Volume No. 1-A

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   35. CREDITING OF INTERRUPTIBLE TRANSPORTATION REVENUES (Continued)

      Interruptible Transportation Revenue Credits (Continued)

       (d) Exclusion. Revenue credits shall not be awarded for that portion of interruptible revenues that are attributable to: (1) relate to the recovery by PGT of variable costs, which portion shall be equal to the minimum usage charge for Rate Schedule FTS-1, (2) the recovery of Gas Supply Restructuring (GSR) costs to be recovered by a GSR volumetric surcharge under Rate Schedule ITS-1, and (3) relate to other volumetric surcharges such as GRI and ACA.

       (e) Distribution Method. Interruptible transportation revenue credits shall be credited to each Eligible Shipper on a pro rata basis in proportion to the reservation revenues received during the 12-month period or Short Period from each Eligible Shipper divided by the total reservation revenue for each Eligible Shipper received during such period. The reservation revenues shall include the reservation charges which the Eligible Shippers actually pay prior to the distribution of all revenue credits, and including reservation charges applicable to capacity which was released into PGT's Capacity Release Programs during the 12-month period year or Short Period by the Eligible Shipper.

       (f) PGT shall pay interest to Eligible Shippers on any revenue credits from the date such credits accrue. Such interest shall be calculated based upon the rate of interest specified in Section 154.67(c) of the Commission's regulations.

                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: AUGUST   02, 1993                   Effective: NOVEMBER      01, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-46-000, et al. , dated JULY     12, 1993

Pacific Gas Transmission Company
FERC Gas Tariff                                          Original Sheet No. 138A
First Revised Volume No. 1-A

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   35A. CREDITING OF INTERRUPTIBLE TRANSPORTATION REVENUES ON EXTENSIONS

        (1) Interruptible Transportation Revenue Credits on Coyote Springs Extension

        (a) Applicability. Revenue credits from interruptible transportation revenues received by PGT from Rate Schedule ITS-1 (E-3) Shippers shall be provided to PGT's firm Shippers under Rate Schedules FTS-1 (E-3) ("Eligible Shippers"), excluding Shippers receiving service under a Capacity Release Service Agreement.

        (b) Crediting Percentage. PGT shall credit to Eligible Shippers 90 percent of interruptible transportation revenues received during each 12-month period, commencing November 1st of each year, but only to the extent that such transportation revenues exceed the amount of fixed costs which were allocated to interruptible transportation (Cost Allocation Amount) by PGT as part of designing PGT's effective transportation rates during such 12-month period. To the extent that PGT is required to provide interruptible transportation revenue credits during any period during which this Paragraph 35A shall be or shall have been in effect for less than 12 months, a "Short Period", PGT shall pro rate the Cost Allocation Amount by the number of days during such Short Period as compared to the total number of days in such 12 months. To calculate the interruptible transportation revenue credit due under the provisions of this paragraph, where applicable, such pro rated Cost Allocation Amount shall be compared to PGT's actual interruptible revenues for the Short Period.

        (c) Timing of Credits. Within 45 days after November 1st of each 12-month period or after the end of a Short Period, if applicable, PGT shall determine the total amount of the applicable Rate Schedule ITS-1 (E-3) revenues received during the 12-month period or Short Period and the distribution of the interruptible revenue credits due to Eligible Shippers as described below. Such revenue credits shall be reflected as a credit billing adjustment in the next invoices rendered to the Eligible Shippers. In the event that such credit billing adjustment would result in a credit total invoice to any Shipper, PGT will refund the excess credit billing adjustment to the Shipper in cash within 15 days after determination of the amount of the credit due to the Shipper.

                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: R.T. Howard, Manager, Rates and Regulatory Affairs
Issued on: SEPTEMBER 29, 1995                       Effective: NOVEMBER 01, 1995

Pacific Gas Transmission Company
FERC Gas Tariff                                          Original Sheet No. 138B
First Revised Volume No. 1-A

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   35A. CREDITING OF INTERRUPTIBLE TRANSPORTATION REVENUES ON EXTENSIONS
        (Continued)

        (1) Interruptible Transportation Revenue Credits on Coyote Springs Extension (Continued)

        (d) Exclusion. Revenue credits shall not be awarded for that portion of interruptible revenues that are attributable to: (1) the recovery by PGT of variable costs, which portion shall be equal to the minimum usage charge for Rate Schedule ITS-1 (E-3), (2) the recovery of Gas Supply Restructuring (GSR) costs to be recovered by a GSR volumetric surcharge under Rate Schedule ITS-1 (E-3), and (3) relate to other volumetric surcharges such as GRI and ACA.

        (e) Distribution Method. Interruptible transportation revenue credits shall be credited to each Eligible Shipper on a pro rata basis in proportion to the reservation revenues received during the 12-month period or Short Period from each Eligible Shipper divided by the total reservation revenue for each Eligible Shipper received during such period. The reservation revenues shall include the reservation charges which the Eligible Shippers actually pay prior to the distribution of all revenue credits, and including reservation charges applicable to capacity which was released into PGT's Capacity Release Programs during the 12-month period year or Short Period by the Eligible Shipper.

        (f) PGT shall pay interest to Eligible Shippers on any revenue credits from the date such credits accrue. Such interest shall be calculated based upon the rate of interest specified in Section 154.67(c) of the Commission's regulations.

                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: R.T, Howard, Manager, Rates and Regulatory Affairs
Issued on: SEPTEMBER 29, 1995                       Effective: NOVEMBER 01, 1995

Pacific Gas Transmission Company
FERC Gas Tariff                                          Original Sheet No. 138C
First Revised Volume No. 1-A

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   35A. CREDITING OF INTERRUPTIBLE TRANSPORTATION REVENUES ON EXTENSIONS
        (Continued)

        (2)  Interruptible Transportation Revenue Credits on Medford Extension

        (a) Applicability. Revenue credits from interruptible transportation revenues received by PGT from Rate Schedule ITS-1 (E-1) Shippers shall be credited to the deferred account for Washington Water Power Company's WP Natural Gas subsidiary in accordance with the mechanism approved by Order of June 1, 1995, 71 FERC Paragraph 61,268.

        (b) Crediting Percentage. PGT shall credit to the deferred account 90 percent of interruptible transportation revenues received during each 12-month period, commencing November 1st of each year, but only to the extent that such transportation revenues exceed the amount of fixed costs which were allocated to interruptible transportation (Cost Allocation Amount) by PGT as part of designing PGT's effective transportation rates during such 12-month period. To the extent that PGT is required to provide interruptible transportation revenue credits during any period during which this Paragraph 35A shall be or shall have been in effect for less than 12 months, a "Short Period", PGT shall pro rate the Cost Allocation Amount by the number of days during such Short Period as compared to the total number of days in such 12 months. To calculate the interruptible transportation revenue credit due under the provisions of this paragraph, where applicable, such pro rated Cost Allocation Amount shall be compared to PGT's actual interruptible revenues for the Short Period.

        (c) Exclusion. Revenue credits shall not be awarded for that portion of interruptible revenues that are attributable to the recovery by PGT of variable costs, which portion shall be equal to the minimum usage charge for Rate Schedule ITS-1 (E-1).

                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: R.T. Howard, Manager, Rates and Regulatory Affairs
Issued on: SEPTEMBER 29, 1995                    Effective: NOVEMBER    01, 1995

Pacific Gas Transmission Company
FERC Gas Tariff                                           Original Sheet No. 139
First Revised Volume No. 1-A

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   36. CAPACITY RELINQUISHMENT

      Firm capacity holders are permitted to permanently relinquish capacity up to 60 days after issuance of an order accepting this tariff sheet by the FERC approving PGT's compliance filing at Docket No. RS92-46-000 or the effective date of the filing, whichever is later.

      PGT shall permit such capacity relinquishment only if a qualified Replacement Shipper(s) is found willing to assume the capacity for at least the remaining contract term and agrees to pay the Reservation Charge, including surcharges, the Relinquishing Shipper is obligated to pay.

      PGT shall post a notice of relinquishment on the EBB for competitive bidding. Bids must be for at least the minimum term of the remaining contract term but may not be for a term of more than the remaining contract term plus 20 years. Bids will be evaluated on a net present value basis utilizing the formula defined in Paragraph 28. Tie bids will be awarded on a pro-rata basis.


--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: AUGUST   02, 1993                   Effective: NOVEMBER      01, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-46-000, et al. , dated JULY     12, 1993

Pacific Gas Transmission Company
FERC Gas Tariff                                           Original Sheet No. 140
First Revised Volume No. 1-A

--------------------------------------------------------------------------------

                          GENERAL TERMS AND CONDITIONS
                                  (Continued)

   37. ADJUSTMENT MECHANISM FOR FUEL, LINE LOSS, AND OTHER UNACCOUNTED FOR GAS PERCENTAGES

       The effective fuel and line loss percentages under Rate Schedules FTS-1 and ITS-1 shall be adjusted downward to reflect reductions and may be adjusted upward to reflect increases in fuel usage and line loss in accordance with this Section 37.

             37.1 Computation of Effective Fuel and Line Loss Percentage

                  The effective fuel and line loss percentage shall be the sum of the current fuel and line loss percentage and the fuel and line loss surcharge percentage.

             37.2 The Current Fuel and Line Loss Percentage

                  (a) For each month, the current fuel and line loss percentage shall be determined in accordance with Section 37.2(c) hereof. The current fuel and line loss shall be effective from the first day of such month and shall remain in effect for the month.

                  (b) The current fuel and line loss percentage to be applicable for the month shall be posted on PGT's Electronic Bulletin Board not less than seven (7) days prior to the beginning of the month.

                  (c) The current fuel and line loss percentage for the month shall be determined on the basis of (1) the estimated quantities of gas to be delivered by PGT for the account of Shippers during such month and (ii) the projected quantities of gas that shall be required for fuel and line loss during such month, adjusted for overrecoveries or underrecoveries of fuel and line loss during such month preceding the month in which the current fuel and line loss percentage is posted; provided, that the percentage shall not exceed the maximum current fuel and line loss percentage and shall not be less than the minimum current fuel and line loss percentage set forth on the Statement of Effective Rates and Charges.

                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: DECEMBER 22, 1993                       Effective: JANUARY   01, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                      First Revised Sheet No. 141
First Revised Volume No. 1-A           Superseding
                                                          Original Sheet No. 141

--------------------------------------------------------------------------------

                          GENERAL TERMS AND CONDITIONS
                                  (Continued)

   37. ADJUSTMENT MECHANISM FOR FUEL, LINE LOSS AND OTHER UNACCOUNTED FOR GAS PERCENTAGES (Continued)

             37.2 The Current Fuel and Line Loss Percentage (Continued)

                  (d) At least thirty (30) days prior to July 1 and January 1, PGT shall file with the Commission schedules supporting the current fuel and line loss percentages applicable during the six (6) months ending April 30 and October 31, respectively.

             37.3 The Fuel and Line Loss Surcharge Percentage

                  (a) For each six (6) month period beginning July 1 and January 1, the fuel and line loss surcharge percentage shall be determined in accordance with Section 37.3(c) hereof. The fuel and line loss surcharge percentage shall become effective on July 1 and January 1 and shall remain in effect for the six (6) month period ending December 31 and June 30, respectively.

                  (b) At least thirty (30) days prior to each July 1 and January 1, PGT shall file with the Commission and post, as defined by Section 154.16 of the Commission's regulations, the fuel and line loss surcharge percentage, together with supporting documentation.

                  (c)  The fuel and line loss percentage shall be computed by
                       (i) determining PGT's actual fuel and line loss for the six (6) month period ending April 30, if the effective date is July 1, or October 31, if the effective date is January 1, (ii) subtracting the actual quantities retained by PGT during such six (6) month period, and
                       (iii) dividing the result by the estimated quantities of gas to be delivered by PGT for the account of Shippers during the six month period beginning with the effective date of the fuel and line loss surcharge percentage. If the percentage so determined is 0.0001% or less, the fuel and line loss surcharge percentage shall be deemed to be zero.

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: JANUARY  10, 1994                      Effective: JANUARY    22, 1994
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. TM94-2-86-000       , dated DECEMBER  30, 1993

Pacific Gas Transmission Company
FERC Gas Tariff                                           Original Sheet No. 142
First Revised Volume No. 1-A

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   38. CREDITING OF PARKING AND AUTHORIZED IMBALANCE SERVICE REVENUES

       38.1  Applicability

             Revenue credits from Parking and Authorized Imbalance Service revenues received by PGT from Rate Schedule PS-1 and AIS-1 Shippers shall be provided to all of PGT's Shippers who are receiving transportation service under a valid transportation service agreement (Eligible Shippers).

       38.2  Crediting Percentage

             PGT shall credit to Eligible Shippers 90 percent of Parking and Imbalance Service revenues received during each 12-month period, commencing November 1st of each year.

       38.3  Timing of Credits

             Within 45 days after November 1st of each 12-month period or after the end of a Short Period, if applicable, PGT shall determine the total amount of the applicable Rate Schedule PS-1 and Rate Schedule AIS-1 revenues received during the 12-month period or Short Period and the distribution of the revenue credits due to Eligible Shippers as described below. A "Short Period" shall be the period for which this Paragraph 38 shall have been in effect for less than 12 months. Such revenue credits shall be reflected as a credit billing adjustment in the next invoice rendered to Eligible Shippers. In the event that such credit billing adjustment would result in a credit total invoice to any Shipper, PGT will refund the excess credit billing adjustment to the Shipper in cash within 15 days after determination of the amount of the credit due to the Shipper.

       38.4  Distribution Method

             Parking and Authorized Imbalance Service revenue credits shall be credited to each Eligible Shipper on a pro rata basis in proportion to the revenues received during the 12-month period or Short Period from each Eligible Shipper divided by the total revenues for all Eligible Shippers received during such period.

                                                                     (Continued)

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: FEBRUARY 24, 1994                       Effective: MARCH     27, 1994

Pacific Gas Transmission Company
FERC Gas Tariff                                     Second Revised Sheet No. 143
First Revised Volume No. 1-A           Superseding
                                                          Original Sheet No. 143

--------------------------------------------------------------------------------

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

   38. CREDITING OF PARKING AND AUTHORIZED IMBALANCE SERVICE REVENUES
       (Continued)

       38.5  Intent

             PGT shall pay interest to Eligible Shippers on any revenue credits from the date such credits accrue. Such interest shall be calculated based upon the rate of interest specified in Section 154.67(c) of the Commission's regulations.

   39. SALES OF EXCESS GAS

       PGT may from time to time purchase or sell gas on an interruptible basis at its Stanfield or Kingsgate receipt points as necessary to manage system pressure and maintain system integrity. Prior to purchasing or selling gas pursuant to this section, PGT shall post notice of its intent to purchase or sell gas through its EBB. Purchase or sale of gas shall be made on a nondiscriminatory basis.

--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: APRIL    06, 1995                         Effective: MAY     07, 1995
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS95-206-001        , dated MARCH    31, 1995

Pacific Gas Transmission Company
FERC Gas Tariff                                               Sheet Nos. 144-150
First Revised Volume No. 1-A

--------------------------------------------------------------------------------







                            Reserved for future use








--------------------------------------------------------------------------------
Issued by: P.G. Rosput, Senior Vice President
Issued on: FEBRUARY   24, 1994                    Effective: MARCH      27, 1994

Graphic List to Exhibit 10.1 of the Form 10-K

Description

The substantive information conveyed by the Capacity Release Timelines Standard Release (Greater Than or Equal to One Day) graph (appearing in Paragraph 28) is described in the body of the electronic document at Paragraph 28.2 and Paragraph
28.8 (b) as permitted by Item 304 of Regulation S-T.

The substantive information conveyed by the Capacity Release Timeslines Rapid Release (equal to or Less Than One Month) graph (appearing in Paragraph 28) is described in the body of the electronic document at Paragraph 28.2 and Paragraph
28.8 (a) as permitted by Item 304 of Regulation S-T.

The substantive information conveyed by the Capacity Release Timelines Pre-Arranged Deal - A (Less Than or Equal to Thirty-One Days) graph (appearing at Paragraph 28) is described in the body of the electronic document at Paragraph
28.2 and Paragraph 28.8 (c) as permitted by Item 304 of Regulation S-T.

The substantive information conveyed by the Capacity Release Timelines Pre-Arranged Deal - B (Equal To or Greater Than Thirty-One Days At Highest Value
Bid) graph (appearing at Paragraph 28) is described in the body of the electronic document at Paragraph 28.2 and Paragraph 28.8 (d) as permitted by
Item 304 of Regulation S-T.

The substantive information conveyed by the Capacity Release Timelines Pre-Arranged Deal - C (Greater Than or Equal to One Day) graph (appearing at Paragraph 28) is described in the body of the electronic document at Paragraph
28.2 and Paragraph 28.8 (e) as permitted by Item 304 of Regulation S-T.